Exhibit 10.6

Supply Agreement
This Supply Agreement (“Agreement”) is entered into as of the Effective Date by and between Cordis Corporation, a corporation duly organized and existing under the laws of the state of Florida and having its principal office at 430 Route 22 East, Bridgewater, NJ 08807-0908 (“Cordis” and a “Party”), and Silk Road Medical, Inc., a corporation duly organized and existing under the laws of the state of Delaware and having its principal office at 735 North Pastoria Avenue, Sunnyvale, California 94085 (“SRM”, a “Party”, and collectively with Cordis, the “Parties”).
WHEREAS, Cordis and SRM entered into a License Agreement on December 17, 2010 (“License Agreement”) whereby Cordis licensed to SRM certain intellectual property related to the PRECISE® Carotid Stent System, including the right to reference clinical data and other information contained in the Cordis Premarket Approval Application P030047, and all supplements thereto, for SRM to develop a modified stent delivery system optimized for transcervical.implantation of the PRECISE® carotid stent;
WHEREAS, the License Agreement contemplates, among other things, Cordis and SRM working together for the development, manufacture and supply of Product (defined below);
WHEREAS, SRM wishes to obtain supply of Product from Cordis for conducting preclinical and clinical trials with the Product and for commercializing Product upon SRM’s receipt of necessary regulatory approvals and/or clearances; and
WHEREAS, the Parties wish to work together pursuant to the terms of this Agreement.
NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1.DEFINITIONS
All capitalized terms shall have the same meaning as in the License Agreement, unless otherwise defined herein this Article 1 or elsewhere in this Agreement.
1.1.    “Applicable Laws” means all laws, statutes, ordinances, codes, rules, regulations, guidelines and procedures enacted or made by any government, division or agency thereof with applicable jurisdiction, including a Regulatory Authority, that are in force during the Term.
1.2.    “Clinical Study” means a clinical study conducted by SRM to test the safety and/or efficacy and/or functional performance of the Product.
1.3.    “Development Services” shall have the meaning set forth in Section 2.2 of this Agreement.
1.4.    “Effective Date” of this Agreement shall mean the last date of signature below.

[***]     Information has been omitted and submitted separately to the Securities and Exchange Commission. Confidential
treatment has been requested with respect to the omitted portions.

1.5.    “Facility” means the manufacturing facility owned by Cordis de Mexico, S.A. de C.V. located in Juarez, Mexico (“Cordis Mexico”), where the Development Services and the Product will be manufactured, and for which Cordis has a service agreement with Cordis de Mexico, S.A. de C.V. to perform services for Cordis as set forth in Section 2.5.
1.6.    “Product” shall mean a stent delivery system with a PRECISE® carotid stent, for use only for transcervical implantation, manufactured and packaged, sterilized, and supplied by Cordis or its affiliates or subcontractors, in accordance with the Specifications. Until such time as the Specification is agreed to by the Parties in writing signed by an authorized representative of each Party, the Product shall mean a stent delivery system with a PRECISE® carotid stent for use only for transcervical implantation as described in the Product Description.
1.7.    “Product Description” shall mean the design inputs, as set forth in Exhibit 1, as may be amended by the Parties in writing signed by an authorized representative of each Party.
1.8.    “QS” shall mean (a) current Quality System Regulations (QSR), as defined by the FDA and International Conference on Harmonization (ICH) guidelines, including 21 C.F.R, § 820 et seq.; and (b) all laws, rules, guidelines, regulations and standards of governmental authorities (including without limitation ISO 9001/ISO13485) in the United States, Europe and/or at the location of the Facility, that apply to the Product, the manufacturing process, the documentation or the Facility, or any other facilities in which the manufacturing process is performed.
1.9.    “Specification” shall mean the device master record, including, but not limited to the guidelines and requirements for the design, composition, product safety assurance, manufacture, packaging, sterilization, and/or quality control for the Product, and the specification itself, which are agreed to in a writing signed by an authorized representative of each Party, and which following such written agreement, shall be incorporated by reference in this Agreement as if attached hereto. Any amendment to the Specification may be made only according to the terms and conditions of Section 2.3 of this Agreement.
1.10.    “SRM Neuroprotection System” means MICHITM Neuroprotection System, an access and embolic protection system for transcervical carotid artery stenting procedures which is owned and/or controlled by SRM.
1.11.    “Term” shall have the meaning set forth in Section 11.1 of this Agreement.
2.    PRODUCT DEVELOPMENT AND MANUFACTURE
2.1.    Development and Manufacture. Cordis will perform Development Services, manufacture, and sell the Product to SRM in conformance with the Specifications, QS, Applicable Laws and otherwise in accordance with the terms and conditions of this Agreement and the License Agreement,
2.2.    Design Development. Cordis will perform the development services in accordance with Cordis’ standard design control procedures and as set forth in Exhibits 1-4 and the time periods set forth in Exhibit 4 (the “Development Services”), Cordis shall provide SRM the design review deliverables and applicable documentation as set forth in Exhibit 2 (the “Design and Development Plan”). As part of the Development Services, Cordis will supply Product to SRM according to the volume and schedule in Exhibit 3 for SRM’s internal testing purposes.
2.2.1.    Quality System. Cordis will use its QS procedures, including, but not limited to its standard design control procedures for all Development Services and procedures for manufacturing, documentation control, purchasing control, material identification, production and process controls, inspection and measurement controls, product acceptance activities, and change control, as it pertains to the development and manufacture of the Product.
2.2.2.    Design and Development Planning. Cordis will conduct design reviews and generate documents in accordance with Cordis’ standard design control procedures. Cordis will provide reasonable notice of all scheduled design reviews with respect to the Product and SRM will have the right to attend and contribute to the design reviews. If there are any delays by Cordis in the implementation of the Design and Development Plan, and meeting the timelines set forth therein, Cordis shall provide notice in writing of any such delays to SRM. In the event Cordis is unable to complete any of the Milestones (as defined in Section 2.4.1) upon the timelines set forth in Exhibit 4, Cordis shall provide notice in writing to SRM explaining any such delays, and the Parties shall meet and confer as to amendments to the timeline and how to expedite the completion of the Milestones within a reasonable timeframe.
2.3.    Changes to Manufacturing of Product.
2.3.1.    Cordis Changes. Notwithstanding Section 6.2(c) of the License
Agreement,
(i)    Cordis may make changes to the Specification and/or manufacture of the Product, without SRM’s approval (including without limitation the manufacturing processes and raw materials contained therein or otherwise used to manufacture the Product), provided that such changes are within the ranges set forth in the Specification and Cordis (a) provides advance written notice to SRM of such changes, and (b) provides to SRM, pursuant to the criteria set forth in Form 12364266 (attached as Exhibit 7 to this Agreement), as may be amended by Cordis, and Form 12553603, (attached as Exhibit 8 to this Agreement), as may be amended by Cordis, a regulatory assessment of the changes to the specification and/or manufacture of the PRECISE® Carotid Stent System, such assessment is provided “as is,” without any representations or warranties, and shall be treated as Cordis Confidential Information, and (c) provides timely confirmation to SRM that the regulatory assessment in 233 (i)(b) did not require approval of a Regulatory Authority for the changes to the specification and/or manufacture of the PRECISE® Carotid Stent System, such confirmation is provided “as is,” without representations or warranties, and shall be treated as Cordis Confidential Information. hi the event that any change by Cordis within the ranges set forth in the Specification requires Cordis receive approval of a Regulatory Authority for the PRECISE® Carotid Stent System, and therefore SRM receive approval of a Regulatory Authority for the Product, SRM may within fifteen (15) days of the date of delivery of the regulatory assessment, submit to Cordis one (1) purchase order for up to six (6) months of forecast (the forecast as described in Exhibit 5, Section 1) Product, manufactured according to the pre-change Specification and manufacturing process, such six (6) month period shall begin the next immediate month following the date of notice and continue for the next five (5) months, and such Product to be delivered by Cordis to SRM upon mutually agreed to delivery dates in writing; except that if after using commercially reasonable efforts to obtain raw materials, such materials are not available, Cordis shall have no obligation to supply Product pursuant to this sentence. In the case of a change pursuant to Section 2.3.1(1), except as set forth in this Section 2.3.1(i), Cordis shall have no obligation to supply Product according to the pre-change Specification or manufacturing process.
(ii)    Cordis may make changes to the Specification and/or manufacture of the Product, outside the ranges set forth in the Specification, provided that (a) Cordis provides advance written notice to SRM of such changes, (b) Cordis provides a regulatory assessment of the changes to the specification and/or manufacture of the PRECISE® Carotid Stent System, such assessment is provided “as is,” without representations or warranties, and shall be treated as Cordis Confidential Information, and (c) Cordis provides SRM copies of engineering studies of the changes to the Specification and/or manufacture of the Product. In the case of a Cordis change pursuant to Section 2.3.1(ii) upon such written notice, SRM may within fifteen (15) days of the date of delivery of such notice, submit one (1) purchase order for up to six (6) months of forecast (the forecast as described in Exhibit 5, Section 1) Product, manufactured according to the pre-change Specification and manufacturing process, such six (6) month period shall begin the next immediate month following the date of notice and continue for the next five (5) months, and such Product to be delivered by Cordis to SRM upon mutually agreed to delivery dates; except that if after using commercially reasonable efforts to obtain raw materials, such raw materials are not available, Cordis shall have no obligation to supply Product pursuant to this sentence. In the event that the change pursuant to this Section 2.3.1(0) relates to a change in the Facility, SRM may within fifteen (15) days of the date of delivery of such notice, submit one (1) purchase order for Product to be manufactured according to the pre-change Specification and manufacturing process, such amount not to exceed up to six (6) months of forecast (the forecast as described in Exhibit 5, Section 1) Product, such six (6) month period shall begin the next immediate month following the date of notice and continue for the next five (5) months, and such Product to be delivered by Cordis to SRM upon mutually agreed to delivery dates. In the case of a change pursuant to Section 2.3.1(0), except as set forth in this Section 2.3.1(0, Cordis shall have no obligation to supply Product according to the pre-change Specification or manufacturing process.
(iii)    Cordis shall provide advance notice to SRM of any proposed changes to Cordis’ methodology of conducting such regulatory assessments under Section 2.3.1(i) pursuant to Form 12364266 and Form 12553603, to permit SRM to timely evaluate any potential or actual impact of such changes on the Parties agreed-to procedure under this Section 2.3.1.
2.3.2.    SRM Changes. If SRM requests any change to the Specification and/or manufacture of the Product, whether or not such change is within or outside of the ranges set forth in the Specification, SRM must submit the change to Cordis in writing specifying a detailed description of the change, rationale for the change, and requested date of implementation of the change. Cordis shall review each SRM change request and either approve or reject the change request in writing within thirty (30) days of receipt of such written change request. Specifically, any approval by Cordis to implement a change request must be done in writing signed by an authorized representative of Cordis, and shall specify a detailed description of the change and the estimated date or time period by which Cordis anticipates implementing such change. If a change request is approved by Cordis according to this Section 2,3.2, and such change requires SRM receive approval of a Regulatory Authority, Cordis shall (i) provide to SRM any data generated by Cordis to validate a change that is required by Regulatory Authority and (ii) Cordis shall continue to supply SRM with the Product according to the pre-change Specification and manufacturing process until the earlier to occur of (a) approval of the change to the Product from a Regulatory Authority or (b) in the case that the same or similar change is submitted to a Regulatory Authority by Cordis for Cordis’ PRECISE® Carotid Stent System, upon Cordis’ receipt of approval of the change for Cordis’ PRECISE® Carotid Stent System. In the event that a similar change is submitted to a Regulatory Authority by Cordis for Cordis’ PRECISE® Carotid Stent System, and that change is approved by a Regulatory Authority before the similar change for the Product is approved by a Regulatory Authority, then Cordis will provide written notice of the approval for the Cordis PRECISE® Carotid Stent System and SRM

may within fifteen (15) days of the date of delivery of such notice, submit to Cordis one (1) purchase order for up to six (6) months of forecast (the forecast as described in Exhibit 5, Section 1) Product, manufactured according to the pre-change Specification and manufacturing process, such six (6) month period shall begin the next immediate month following the date of notice and continue for the next five (5) months, and such Product to be delivered by Cordis to SRM upon mutually agreed to delivery dates; except that if after using commercially reasonable efforts to obtain raw materials, such materials are not available, Cordis shall have no obligation to supply Product pursuant to this sentence. Nothing herein this Section 2.3.2 or elsewhere in this Agreement shall require Cordis to implement a change request by SRM.
2.4.    Payment for Development.
2.4.1.    Payment Terms. SRM shall pay Cordis for the Development Service in accordance with the milestones set forth in Exhibit 4 (each a “Milestone”), and the terms and conditions of this Section 2.4 (the “Development Fees”). Upon completion of each Milestone, Cordis shall submit an invoice to SRM for payment in accordance with Exhibit 4. In the event that the Milestones set forth in Exhibit 4 are completed within one hundred and eighty (180) days from the Effective Date of this Agreement, SRM shall pay Cordis a one-time, non-creditable bonus of [******************] for early completion of the Milestones (“Early Bonus”). For clarity, if Cordis does not complete all Milestones within one hundred and eighty (180) days from the Effective Date of this Agreement, Cordis shall not be entitled to the Early Bonus. All invoices shall be sent to the address specified in the purchase order therefor. All payments shall be made by direct bank transfer to an account designated by Cordis’ invoice or by check payable to Cordis. Payment terms shall be thirty (30) days from SRM’s receipt of the applicable invoice.
2.5.    Subcontracting. Cordis may subcontract the Development Services and any other activities under this Agreement, including without limitation, to Cordis Mexico, S.A. de C.V.; provided, however, that Cordis shall at all times remain responsible for the obligations under this Agreement and for any subcontractor’s performance of any of the Development Services and any other activities under this Agreement.
3.    PRODUCT SUPPLY
3.1.    Supply for Clinical Studies. Cordis will manufacture for, and supply to, SRM Product for use in Clinical Studies as set forth in this Section 3.1.
3.1.1.    Clinical Studies Approvals. SRM shall be solely responsible for obtaining any governmental approvals required for carrying out the Clinical Studies. SRM shall obtain Institutional Review Board or Ethics Committee (or equivalent, as required by Applicable Law) review and approval of all aspects of each Clinical Study.
3.1.2.    Delivery. Upon Cordis’ completion of the Development Services, SRM may submit purchase orders for Product to be used by SRM in a Clinical Study. For supply of Product for use in a Clinical Study, SRM shall place orders by written purchase order a minimum of will deliver Products on or before the date of delivery set forth in the purchase order. In the event Cordis becomes aware that it may be unable to deliver any Products within the time period set forth in the immediate foregoing sentence, Cordis shall promptly notify SRM, and the Parties shall cooperate to develop a delivery schedule which is mutually agreeable.
3.2.    Commercial Supply. Cordis will manufacture for, and supply to SRM, Product for SRM’s commercial sale commencing on the anticipated approval or clearance of the Product by a Regulatory Authority for marketing of the Product in the applicable jurisdiction by SRM. The terms and conditions for forecasts, orders and deliveries for commercial Product are set forth in Exhibit 5 attached hereto,
3.3.    Minimum Volumes. Except as set forth in Section 3.3.1, commencing the first calendar year following the later of (i) FDA approval or clearance of the Product, or (ii) FDA approval or clearance of the SRM Neuroprotection System, SRM agrees that SRM will purchase (A) a minimum of [***********] units of Product during the first full calendar year, and (B)  minimum of [**********] units of Product annually thereafter (the “Minimum Volume”). The Minimum Volume shall be binding on SRM until the natural expiration of the License Agreement, due to expiration of the last-to-expire of the Licensed IP, if the License Agreement remains in effect through such natural expiration, For the avoidance of doubt, Cordis may terminate this Agreement according to Section 11.2., if SRM fails to meet the Minimum Volume requirement set forth in this Section 3.3 and Section 3.3.1.
3.3.1.    Minimum Volume Exceptions. In the case SRM is permitted to have Nitinol Device and Components, Inc. or a third party Manufacturer provide supply of Product, according to the terms and conditions set forth in Section 10.1, sentence 2, the Minimum Volume shall not apply for the calendar year(s) in which Cordis is not able to supply Product or not able to supply Product in quantities required of Cordis as set forth in Exhibit 5, Section 2, and following such calendar year(s) the Minimum Volume shall be reduced by fifty percent (50%) for the remainder of the Term of this Agreement.
4.    PAYMENT FOR SUPPLY.
4.1.    Price. Except as otherwise provided herein, the price for supply of Products under Section 3.1 or 3.2 shall be as set forth in Exhibit 6, and shall remain firm for the Term of this Agreement. Cordis may proportionately increase the price for supply of Product if the cost of any raw material or component used to manufacture the Product or used in the actual Product increases by five percent (5%) or greater. The price of Product does not include the fees, costs, and expenses for the transportation of the Product. Each calendar year, the Parties will discuss in good faith whether any changes in volumes, market conditions, and/or cost savings achieved by Cordis in manufacturing the Product (including, without limitation, any reduction in prices of raw materials and components) warrant a reduction in price to SRM, and if so, what that reduction will be for the following year. Any reduction in price of the Product must be agreed to in writing signed by an authorized representative of Cordis.
4.2.    Invoicing; Payment. Cordis shall submit an invoice to SRM upon shipment of Product ordered by SRM hereunder. All invoices shall be sent to the address specified in the purchase order therefor. All payments shall be made by direct bank transfer to an account designated by Cordis’ invoice or by check payable to Cordis. Payment terms shall be thirty (30) days from the later of (i) SRM’s receipt of an invoice or (ii) SRM’s receipt of the Products. Payment by SRM shall not constitute acceptance of the Product or impair SRM’s right of inspection.
5.    QUALITY
5.1.    Quality Assurance. All Products supplied by Cordis shall meet the current Specifications therefor and shall be manufactured in accordance with the Specifications, Applicable Laws and QS procedures at Cordis’ Facility,
5.1.1.    Cordis shall maintain ISO 13485 status, and shall inform SRM of any changes of this status, including any changes in manufacturing site. Cordis shall provide SRM with a copy of its ISO certification,
5.1.2.    Cordis shall maintain component and production control procedures, and environmental controls in accordance with its standard internal operating procedures. Cordis shall qualify and approve all suppliers of components and services according to Cordis’ standard internal operating procedures.
5.1.3.    Cordis shall provide copies of all available design verification and process validation testing results that have been performed by Cordis for the Product, as set forth in Exhibit 2.
5.1.4.    Cordis shall disclose to SRM in a timely manner material warning letters or similar notices received from a Regulatory Authority relating to the Facility or FDA import alerts for products manufactured in its Facility during the Term,
5.2.    Records. Cordis shall maintain all records necessary to comply with the QS, Specifications and Applicable Laws relating to the manufacture, packaging, testing, storage and shipment of Products for a minimum of five (5) years; provided, however, that all records relating to the manufacture, stability, and quality control of each batch of Product shall be retained until the Parties mutually agree to dispose of such records.
5.3.    Audit. Upon reasonable written notice given by SRM to Cordis, during normal business hours, and in such a manner that does not unreasonably interfere with Cordis’ normal business activities no more than once a year or upon any action by a Regulatory Authority relative to the Product or the Facility, Cordis shall permit a third party auditor mutually agreed upon by the Parties in writing, with agreement not to be unreasonably withheld, (and then only after such third party auditor agrees in writing to the keep Cordis’ Confidential Information confidential under the terms materially the same as those incorporated in this Agreement), to access and analyze the part of the Facility used for manufacturing, production and storage of Product and Cordis’ device master, device history and quality system records relating to the manufacture of the Product (including, without limitation, batch records and SOPs), and permit such third party auditor to (i) verify compliance of Cordis with this Agreement including QS and Applicable Laws, and (ii) make quality assurance audits of the facilities and of the procedures and processes used by Cordis in manufacturing, packaging, testing, storing and shipping Products.

5.4.    Recalls. The Parties acknowledge and agree that Section 6.7 (Removals and Corrections (Recalls)) of the License Agreement is hereby incorporated by reference into this Agreement. SRM shall be solely responsible for communicating and retrieving Product from third party customers, that is subject to any removal, correction or other field action relating to the Product. Prior to SRM providing written communication to a third party customer, SRM shall provide Cordis with the proposed written communication, so that Cordis may review and provide input on the content of such communication. In the event Cordis does not provide its input (i) within twenty-four (24) hours after delivery of such proposed written communication by SRM to Cordis if such notice is initially provided on or during a business day, or (ii) by the close of the first business day following delivery of such proposed written communication by SRM to Cordis if such notice is initially provided on or during a weekend or a holiday, SRM may proceed to disperse such proposed written communication. The costs, fees, and expenses of any removal, correction or other field action relating to a Product shall be solely paid by SRM, with the exception if the removal, correction or other field action is caused by Cordis’ failure to manufacture the Product to the Specifications, Cordis shall be responsible for the reasonable costs, fees and expenses of such removal, correction or field action to the extent the removal, correction or field action is related to Cordis’ failure to manufacture the Product to the Specifications.
5.5.    Defective Product. SRM shall notify Cordis in writing of the existence and nature of any Product that it determines does not meet the Specifications, and SRM shall return the Product with a description of the defect to Cordis, within thirty (30) days of such determination by SRM. Cordis shall have a reasonable opportunity, not to exceed fifteen (15) business days from receipt of notification and Product, to inspect such Product. Cordis shall within forty-five (45) days replace and pay for the cost of transportation and disposition of any item that Cordis determines does not meet the Specifications or is otherwise defective. If, after Cordis’ inspection of any Product, the Parties disagree as to whether such Product meets the Specifications, Cordis may deliver the Product to an independent third-party laboratory, mutually and reasonably acceptable to both Parties, for testing to confirm such Product’s conformance to the Specifications. All costs associated with such third-party testing shall be at SRM’s expense unless the tested item is deemed by such third-party to not meet the Specifications, in which case all such costs, including reimbursement of transportation and disposition costs, shall be promptly paid by Cordis to SRM.
6.    REPRESENTATIONS AND WARRANTIES; DISCLAIMERS
6.1.    Mutual Representations and Warranties. In addition to the warranties set forth in Section 8.2.2, each Party represents and warrants to the other that: (i) it is duly organized, validly existing, and in good standing in the jurisdiction in which it is incorporated, (ii) it has full corporate power and authority to carry on its business as presently conducted and as contemplated in this Agreement, to execute and deliver this Agreement, and to perform its obligations hereunder; (iii) the execution, delivery and performance of this Agreement do not and will not (A) violate any law, rule, regulation, order, decree or permit which is applicable to it or (B) violate its organizational documents or any agreement to which it is a Party; and (iv) this Agreement is a legal and binding obligation of it, enforceable against it in accordance with its terms, except to the extent enforceability is modified by bankruptcy, reorganization and other similar laws affecting the rights of creditors generally and by general principles of equity.

6.2.    Product Representations and Warranties.
6.2.1.     Cordis. Cordis warrants and represents that: (i) all Product supplied to SRM hereunder shall comply with the Specifications for the Product; (ii) the Facility, and all Products supplied to SRM hereunder meet Applicable Laws, Regulatory Authority’s requirements for commercialization of the Product, and QS; (iii) Development Services shall be conducted in a professional manner, with due care and in accordance with industry standards, and (iv) title to all Products supplied to SRM hereunder shall pass to SRM as provided herein free and clear of any security interest, lien, or other encumbrance.
6.2.2.    SRM. SRM agrees that the warranty set forth in Section 6.2.1 does not include Products that have defects or failures resulting from the design of the Product, as distinct from the manufacture or workmanship thereof, including without limitation, design functionality or failures relating to the function of the Product for SRM’s intended purpose.
6.3.    DEVELOPMENT SERVICES DISCLAIMER. OTHER THAN AS EXPRESSLY SET FORTH IN SECTIONS 2.1, 22, 5.1, AND 6.1(iii) OF THIS AGREEMENT OR SECTION 7.2 OR SECTION 7.3 OF THE LICENSE AGREEMENT, THE DEVELOPMENT SERVICES PERFORMED BY CORDIS OR BY A THIRD PARTY CONTRACTED BY CORDIS (INCLUDING THE DELIVERABLES) ARE PROVIDED TO SRM “AS IS,” AND CORDIS AND ITS DIRECTORS, OFFICERS, EMPLOYEES, AND AFFILIATES MAKE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARCULAR PURPOSE, OR NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF A THIRD PARTY.
6.4.    PRODUCT DISCLAIMER. OTHER THAN AS EXPRESSLY SET FORTH IN SECTIONS 2.1, 22, 5.1, 6.1 AND 6.2 OF THIS AGREEMENT OR SECTION 7.2 OR SECTION 7.3 OF THE LICENSE AGREEMENT, SRM AGREES THE WARRANTIES SET FORTH IN SECTION 6.2.1 OF THIS AGREEMENT ARE THE ONLY WARRANTIES APPLICABLE TO THE PRODUCT AND CORDIS AND ITS DIRECTORS, OFFICERS, EMPLOYEES, AND AFFILIATES MAKE NO OTHER REPRESENTATIONS OR WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, OR NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF A THIRD PARTY.
7.    REGULATORY MATTERS
7.1.    Adverse Events. The Parties acknowledge and agree that Section 6.6 (Handling of Customer Complaints/Medical Device Reporting/Adverse Reaction and Device Defect Reporting) of the License Agreement is hereby incorporated by reference into this Agreement.
7.2.    Communications. The Parties acknowledge and agree that SRM is solely responsible for filing any and all medical device reports or otherwise communicating with the FDA or any other Regulatory Authority with respect to the Products. If SRM files any medical device report concerning the Products, it will promptly notify Cordis of its filing in writing. If Cordis is required by Applicable Laws, or a Regulatory Authority to disclose information directly to such Regulatory Authority, Cordis shall promptly notify SRM in writing of the requirement and the particulars of the information required to be disclosed prior to such disclosure, and shall provide SRM copies of all information and materials provided to such authorities and summaries of communications with such authorities. Further, each Party shall have the right to be present and to participate at all face-to-face meetings and scheduled conference calls between the other Party and such Regulatory Authority or any Facility inspections with respect to the manufacturing of the Products under this Agreement.
7.3.    Government Inspection. As it pertains to the manufacture of Products by Cordis, (i) Cordis shall permit the FDA and other Regulatory Authorities, as applicable, to conduct such inspections of the Facility as such authority may request, and shall cooperate with the Regulatory Authorities with respect to such inspections and any related matters, (ii) Cordis shall give SRM reasonable notice of any scheduled inspections, and notice within twenty four (24) hours after any unannounced visit or inspection by any Regulatory Authority, (iii) to the extent practical under the circumstances, Cordis shall allow SRM or its representative to assist in the preparation for and be present at such inspections, (iv) Cordis shall keep SRM informed about the results and conclusions of each such Regulatory Authority inspection, including actions taken by Cordis to remedy conditions cited in such inspections, and (v) Cordis shall promptly provide SRM with copies of any written inspection reports issued by such Regulatory Authority and all correspondence between Cordis and the Regulatory Authority involved, including, but not limited to, FDA Form 483 and all correspondence relating thereto.
8.    COMPLIANCE.
8.1.    General Compliance with Laws. Each Party agrees to exercise commercially reasonable efforts to the extent required by law to materially comply with the applicable provisions of any Federal or state law and all executive orders, rules and regulations issued thereunder, whether now or hereafter in force, including Executive Order 11246, as amended, Chapter 60 of Title 41 of the Code of Federal Regulations, as amended, prohibiting discrimination against any employee or applicant for employment because of race, color, religion, sex or national origin; Section 60-741.1 of Chapter 60 of 41 Code of Federal Regulations, as amended, prohibiting discrimination against any employee or applicant for employment because of physical or mental handicap; Section 60.250.4 of Chapter 60 of 41 Code of Federal Regulations, as amended, providing for the employment of disabled veterans and veterans of the Vietnam era; Chapter 1 of Title 48 of the Code of Federal Regulations, as Amended, Federal Acquisition Regulations; Sections 6, 7 and 12 of the Fair Labor Standards Act, as amended, and the regulations and orders of the United States Department of Labor promulgated in connection therewith; and any provisions, representations or agreements required thereby to be included in this Agreement are hereby incorporated by reference.
8.2.    Healthcare Compliance Laws and Policies. No part of any consideration paid hereunder is a prohibited payment for the recommending or arranging for the referral of business or the ordering of items or services; nor are any payments, or contributions of free products intended to induce illegal referrals of business. Each Party shall exercise commercially reasonable efforts to materially comply with laws, regulations, including safe harbor regulations, and official guidance pertaining to state and federal anti-kickback laws (42 U.S.C. §§ 1320a-7b, et seq. and its implementing regulations), and laws prohibiting the submission of false claims to governmental or private health care payors (31 U.S.C. §§ 3729, et seq. and its implementing regulations), and the Limitation on Certain Physician Referrals, also referred to as the “Stark Law” (42 U.S.C. 1395 (n)). SRM represents and warrants that it understands and agrees that it shall use commercially reasonable efforts to ensure that the sale, distribution, and marketing of Product by SRM and its representatives shall be performed in material compliance with all laws and regulation, including, but not limited to, those healthcare related laws and regulations provided in this Section 8.2. Each Party shall be responsible for using commercially reasonable efforts to materially for (i) ensuring that its employees, agents, representatives, independent contractors, officers and directors comply with the requirements of this Section 8.2, including conducting training as necessary, (ii) establishing a process for SRM and its employees, agents, representatives, independent contractors, officers and directors to report any violations of the compliance requirements set forth in this Section 8.2, and (iii) reporting any such compliance violations. Any and all material violations must be reported by SRM to Cordis by calling 1-800-556-2596, and by Cordis to SRM, by calling 1-408-720-9002 extension 101, as the case may be.
8.2.1.    Patient and Individual Privacy Protections.
8.2.1.1.    Protected Health Information under HIPAA. In the event that the investigation of Product complaints or other information about the Product involves the use or disclosure of Protected Health Information (as defined under the United States HIPAA Privacy Requirements) by health care providers, the Parties shall use commercially reasonable efforts to ensure that the use of the Protected Health Information materially complies with any HIPAA Privacy Requirements that apply to such Protected Health Information. The “HIPAA Privacy Requirements” refer collectively to the applicable provisions of the Administrative Simplification section of HIPAA - the Health Insurance Portability and Accountability Act of 1996 (as codified at 42 U.S.C. § 1320d-8) and any regulations promulgated thereunder, including without limitation, the federal privacy regulations (45 CFR Parts 160 and 164) and the federal security standards (45 CFR Part 142).
8.2.1.2.    Consent to Use and Disclose Information. In the event that the services provided under this Agreement involve direct interactions with patients, consumers or caregivers, SRM shall obtain written consent from any such persons providing Cordis the right to use and disclose the information collected from such persons.
8.2.2.    Debarment. Each Party warrants that to the best of its knowledge and belief, it and its employees, agents and subcontractors are: (i) not excluded from a United States federal health care program as outlined in Sections 1128 and 1156 of the United States Social Security Act (see the Office of Inspector General of the Department of Health and Human Services List of Excluded Individuals/Entities at http://www.oig.hhs.gov/FRAUD/exclusions/listofexcluded.html); (ii) not debarred by the FDA under 21 United States Code 335a (see the FDA Office of Regulatory Affairs Debarment List at http://www.fda,gov/orakompliance ref/debar/); (iii) otherwise not excluded from contracting with the federal government (see the Excluded Parties Listing System at http://epls.arnet.gov); and (iv) if required, duly licensed and in good standing in accordance with applicable state laws to perform its obligations under this Agreement. In addition, the Parties agree to use commercially reasonable efforts to materially comply with all applicable laws, rules and regulations, including the federal anti-kickback stature (42 United States Code §§ 1320a-7(b)) and the related safe harbor regulations. These shall be ongoing representations and warranties during the Term of this Agreement and each Party shall immediately notify the other Party of any change in the status of the representations and warranties set forth in this Section.
8.3.    Foreign Corrupt Practices Act. In connection with this Agreement or the License Agreement, each Party will exercise commercially reasonable efforts to materially comply fully with the U.S. Foreign Corrupt Practices Act (“FCPA”) and the substantive provisions of applicable anti-bribery legislation, specifically those that were enacted to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions dated November 21, 1997, as well as any amendments thereto (“Convention”). Each Party will not make any payments or offers to pay anything of value to any government official in contravention of the FCPA or the Convention. If at any time during the Term of this Agreement, either Party learns that any foreign government official (i) owns an interest in or is an officer, director or employee, agent, representative or independent contractor of such Party, or (ii) has any legal or beneficial interest in payments to be received by such Party hereunder, such Party will notify the other Party and take actions to ensure that such government official does not take any action, official or otherwise, and/or use any influence in connection with the other Party’s business. Each Party warrants that it has not and will not pay or offer, directly or indirectly, any commission or finders or referral fee to any person or entity in connection with its activities under this Agreement unless it has obtained prior written approval from the other Party.
9.    PROPERTY RIGHTS; LICENSES; CORDIS DE MEXICO CONFIDENTIAL INFORMATION
9.1.    SRM Materials. Other than as provided in Section 5 of the License Agreement, SRM shall retain all right, title and interest in and to the Specifications, designs, drawings, blueprints, paid for by SRM in connection with this Agreement or the License Agreement (collectively, the “SRM Materials”); and to the extent that Cordis would otherwise have any interest in or to the SRM Materials, Cordis hereby irrevocably transfers, conveys and assigns to SRM, and its successors and assigns, all right, title, and interest in and to the SRM Materials. Cordis agrees to execute such documents and take such other actions as SRM may reasonably request to evidence and perfect the foregoing. For the avoidance of doubt, SRM agrees that notwithstanding that SRM has all right, title and interest to the SRM Materials, SRM has no right to practice, duplicate or otherwise use Cordis Technology or Cordis Confidential Information contained in or incorporated by reference in SRM Materials, except to the extent permitted by the License Agreement and only for the period that the License Agreement is in effect. Accordingly, SRM agrees that unless permitted by the License Agreement, SRM is prohibited from practicing, duplicating, or otherwise using the Cordis Technology or Cordis Confidential Information that is contained in such SRM Materials,
9.2.    License to Cordis. In addition, to Section 5 of the License Agreement, SRM hereby grants to Cordis a non-exclusive, nontransferable license to the SRM Property solely to perform the Development Services and manufacture the Products ordered by SRM hereunder and deliver such Products to SRM or its designee as specified in this Agreement. For purposes of the foregoing, “SRM Property” shall mean SRM Materials, confidential information, data and such other intellectual property rights (including patent rights) owned or controlled by SRM during the Term of this Agreement, to the extent related to the development and manufacture of the Product.
9.3.    Cordis Mexico Confidential Information. SRM recognizes and agrees that all information provided by Cordis Mexico to SRM shall be receive the same treatment as Cordis Confidential Information, as required by Section 9 of the License Agreement, Similarly, Cordis shall cause Cordis Mexico to be compliant with SRM Confidential Information as required by Section 9 of the License Agreement.
10.    THIRD PARTY MANUFACTURE AND FAILURE TO SUPPLY
10.1.    Third Party Manufacturer. Notwithstanding the terms and conditions of Section 6.1(a) of the License Agreement, Cordis shall be the sole manufacturer of the Product during the Term of this Agreement, unless (i) Cordis fails to supply Product, as set forth in Section 10.2, (ii) Cordis provides written notice to SRM that it cannot meet SRM’s requirements of supply of Product, (iii) Cordis is not able or willing to make the improvements, modifications or changes to the Product requested by SRM according to the terms and conditions of Section 2.3.2, (iv) the Cordis facility is subject to a consent decree or injunction which materially adversely affects Cordis’ ability to supply SRM Product pursuant to the terms of this Agreement, or (v) the PRECISE® carotid stent is subject to an investigation or enforcement action by a Regulatory Authority or has been recalled, in either case in a way that materially adversely affects Cordis’ ability to supply SRM pursuant to the terms of this Agreement. If any of the foregoing situations occurs, upon SRM’s election, (A) Cordis shall permit Nitinol Devices and Components, Inc. or a third party Manufacturer to provide supply of Product to SRM in accordance with Section 6.1 of the License Agreement, and (B) Cordis shall remain a manufacturer and supplier of Product to SRM under Sections 10.1(i)-(iii) to the extent Cordis is able to do so, even if Nitinol Devices and Components, Inc. or a third party Manufacturer is permitted also to supply product to SRM under Section 10.1(A). If this Agreement is terminated by SRM according to Section 11.3.2 or by SRM or Cordis according to Section 11.3.3, or if Cordis terminates this Agreement for breach according to Section 11.2, or if, under subsection (v) of this Section, further manufacture by Nitinol Devices and Components, Inc. or a third party Manufacturer would not be legally permissible due to the nature of the investigation, enforcement action or recall (but only to the extent of the duration of the impermissibility), SRM shall not be permitted to have Nitinol Devices and Components, Inc. or a third party Manufacturer manufacture Product. For the avoidance of doubt, and notwithstanding anything in this Agreement to the contrary, the Parties acknowledge and agree that SRM, without Cordis’ consent, may work directly with Nitinol Devices and Components, Inc. for the development and supply of next-generation products that materially expand or change the Specifications herein.
10.2.     Failure to Supply. If Cordis fails to supply at least seventy five (75%) of the quantities of Product set forth in purchase orders for two (2) consecutive calendar quarters in accordance with either of Section 3.1 or Section 3.2 of this Agreement, then SRM shall seek supply from Nitinol Devices and Components, Inc. or a third party Manufacturer if Nitinol Devices and Components, Inc. is not able to manufacture, and in either case only with the advanced written consent of Cordis, with such consent not to be unreasonably withheld as provided in Section 6.1(a) of the License Agreement, Subject to Section 11.3.1, nothing in this Section 10.2 shall amend or revise SRM’s obligation to pay Cordis the Development Fees for the Development Services performed by Cordis, as set forth in Section 2.4 of this Agreement.
11.    TERM
11.1.    Term. This Agreement shall commence on the Effective Date and shall continue in full force and effect until earlier to occur of (a) termination as provided in this Article 11, (b) termination of the License Agreement pursuant to the terms of the License Agreement, (c) the Parties mutually agree in writing signed by an authorized representative of each Party, to terminate this Agreement, or (d) upon election by SRM if and when Cordis approves another Manufacturer in accordance with Section 10.1 or 10.2 of this Agreement (the “Term”).
11.2.    Termination by Either Party for Cause or for Insolvency. This Agreement may be terminated prior to the expiration of the Term, by written notice stating the grounds of termination, by either Party to the other Party, without payment of penalty or damages by the Party giving such notice, at any time during the Term of this Agreement: (a) if the other Party is in material breach of its obligations hereunder and has not cured such breach within thirty (30) days after written notice requesting cure of the breach (in the event the breach is cured within such thirty (30) day period the termination shall be of no effect), or (b) upon the filing or institution of bankruptcy, liquidation or receivership proceedings, provided, however, in the case of any involuntary bankruptcy proceeding such right to terminate shall only become effective if such other Party consents to the involuntary bankruptcy or such proceeding is not dismissed within ninety (90) days after the filing thereof.
11.3.    Other Termination Rights.
11.3.1.    Cordis. Cordis may terminate this Agreement without penalty or damages upon One Hundred Eight (180) days’ prior written notice if (i) Cordis will no longer manufacture and/or sell the Cordis PRECISE carotid stent, or (ii) Cordis reduces capacity of its production facilities in a manner that materially impairs Cordis’ ability to supply to SRM Product in accordance with this Agreement, or (iii) Cordis permits Nitinol Devices and Components, Inc. or a third party Manufacturer to manufacture the Product pursuant to the terms of Section 10.1(iv) and 10.1(v) of this Agreement, provided that if either (i) and/or (ii) and/or (iii) occurs any time prior to (a) the first anniversary of the Effective Date, Cordis shall reimburse SRM for One Hundred Percent (100%) of the fees paid by SRM pursuant to Section 2.4, (b) the second anniversary of the Effective Date, Cordis shall reimburse SRM for Seventy Five Percent (75%) of the fees paid by SRM pursuant to Section 2.4 of this Agreement, or (c) the third anniversary of the Effective Date, Cordis shall reimburse SRM for Fifty Percent (50%) of the fees paid by SRM pursuant to Section 2.4 of this Agreement
11.3.2.    SRM. SRM may terminate this Agreement sixty (60) days after written notice to Cordis in the event that SRM determines (i) it is not commercially reasonable to continue to pursue regulatory clearance or approval of the Product, (ii) the Product does not receive approval or clearance by a Regulatory Authority or such approval or clearance is withdrawn, or (iii) it will discontinue sale of Products.
11.3.3.    Termination for Regulatory Reasons. Either Party may terminate this Agreement without penalty or damages in the event that regulatory clearance or approval in either the U.S. or the European Union is revoked, such revocation to constitute a presumption that the Product design is deemed unsafe.
11.4.    Effect of Expiration or Termination and Survival. Expiration or termination of this Agreement shall not relieve either Party of any obligation of such Party accruing prior to such termination. Any expiration or termination of this Agreement shall be without prejudice to the rights of either Party against the other Party which accrued or is accruing under this Agreement prior to expiration or termination. The provisions of Article 1 (Definitions), Article 4 (Payment for Supply), Section 5.2 (Records), Section 5.3 (Audit) (for one year after termination), Section 5.4 (Recalls), Article 6 (Representations and Warranties; Disclaimers), Article 7 (Regulatory Matters), Article 8 (Compliance), Section 9.1 (SRM Materials), Section 9.3 (Cordis Mexico Confidential Information), Sections 11.2 —11.6 (Term), Article 12 (Indemnification), Article 13 (Insurance; Limitation on Damages) and Article 14, (Miscellaneous) survive expiration or termination of this Agreement as specified herein.
11.5.    Transition. Upon termination of this Agreement pursuant to Section 11.3.1 and upon SRM’s request, Cordis shall, in accordance with the terms and conditions of this Agreement, permit SRM to within thirty (30) days of delivery of Cordis’ notice, to place one (1) purchase order for up to twelve (12) months of forecast (the forecast as described in Exhibit 5, Section 1) Product times 1.5 units, manufactured according to the pre-change Specification and manufacturing process, such twelve (12) month period shall begin the next immediate month following the date of notice and continue for the next eleven (11) months, and such Product to be delivered by Cordis to SRM, three (3) months, six (6) months, and nine (9) months following Cordis’ receipt of a purchase order, and each Product shall have upon Cordis shipment to SRM, a minimum use by date remaining of twenty-three (23) months. In addition, to the extent manufacturing is permitted to move to Nitinol Devices and Components, Inc. or a third party Manufacturer in accordance with Section 6.1 of the License Agreement, Cordis and SRM shall work together to ensure orderly transition of the manufacturing responsibilities at SRM’s cost and expense. For the avoidance of doubt, SRM shall bear the cost and expense of directly billed fees from Nitinol Devices and Components, Inc. or a third party Manufacturer in connection with establishing manufacturing capabilities and supply of Product, and Cordis will provide, at its cost and expense, reasonable transition assistance in accordance with Section 6.1(b) of the License Agreement, but only if the License Agreement is in effect,
11.6.    Excess and Obsolete Inventory. Any reasonable inventory (including raw materials, components, work-in-process, or Product) or orders for components and raw materials which are non-cancelable, non-returnable, and otherwise non-usable (including by Cordis or its affiliates for purposes of manufacturing products other than Product) that were ordered by Cordis or its affiliates pursuant to binding orders and are rendered excess or obsolete due to (i) termination of this Agreement by Cordis for SRM’s breach of this Agreement as set forth in Section 11.2, or

(ii) termination of this Agreement by either Cordis or SRM according to Section 11.3.2 or 11.3.3 of this Agreement, or (iii) to the extent of the cancellation of one or more of SRM’s purchase orders by SRM without cause, will be the sole financial responsibility of SRM. SRM shall make payment to Cordis for all excess and obsolete inventory set forth in this Section, upon thirty (30) days of Cordis’ delivery of an invoice.
12.    INDEMNIFICATION
12.1.    SRM. SRM shall indemnify, defend and hold harmless Cordis, its directors, officers, employees, agents, successors and assigns (the “Cordis Parties”) from and against any liabilities, expenses or costs (including reasonable attorneys’ fees and court costs) (“Damages”) arising out of any claim, complaint, suit, proceeding or cause of action against any of them by a third party, including a claim of patent infringement (“Claim”) resulting from (i) the design of the Product, (ii) the use of the MICHI Neuroprotection System; (iii) the use of the Product; (iv) the negligent or intentionally wrongful acts or omissions of SRM, its affiliates, or their directors, officers, agents, employees or consultants; (v) any breach by SRM of Section 8 or its representations and warranties in this Agreement; in the case of (iv) and (v) except to the extent any such Damages arise from, are caused by, or aggravated by the negligent or intentional misconduct of Cordis, the Cordis Parties, or Cordis’ indemnification obligations in Section 12.2.
12.2.    Cordis. Cordis shall indemnify, defend and hold harmless SRM, its directors, officers, employees, agents, successors and assigns (the “SRM Parties”) from and against all Damages arising out of any Claim resulting from (i) the manufacture or supply of Product that fails to meet the Specifications, Applicable Laws, QS, or the requirements of this Agreement, (ii) the negligent or intentionally wrongful acts or omissions of Cordis, its affiliates, or their directors, officers, agents, employees or consultants; (iii) infringement of third party process intellectual property in the provision of Development Services or manufacture of Product; and (iv) any breach by Cordis of any of its representations and warranties or Section 8 of this Agreement; each of (i) — (iv) except to the extent any such Damages arise from, are caused by, or aggravated by the negligent or intentional misconduct of SRM, the SRM Parties, or SRM’s indemnification obligations in Section 12.1.
12.3.    Indemnification Procedure. Any Cordis Party or SRM Party seeking indemnification under this Article 12 (the “Indemnitee”) shall promptly notify the indemnifying Party (the “Indemnitor”) in writing of such claim, including a detailed description of the claim (the “Indemnity Claim”). The Indemnitor shall have the right to participate jointly with the Indemnitee in the Indemnitee’s defense, settlement or other disposition of any Indemnity Claim. With respect to any Indemnity Claim relating solely to the payment of money damages and which could not result in the Indemnitee becoming subject to injunctive or other equitable relief or otherwise adversely affecting the business of the Indemnitee in any manner, and as to which the Indemnitor shall have acknowledged in writing the obligation to indemnify the Indemnitee hereunder, the Indemnitor shall have the sole right to defend, settle or otherwise dispose of such Indemnity Claim, on such terms as the Indemnitor, in its sole discretion, shall deem appropriate, provided that the Indemnitor shall not enter into an agreement or settlement which requires the Indemnitee to admit to guilt, liability or wrongdoing of any kind and further providing that the Indemnitor shall provide reasonable evidence of its ability to pay any damages claimed and with respect to any such settlement shall have obtained the written consent of the Indemnitee from the Indemnity Claim. The Indemnitor shall obtain the written consent of the Indemnitee prior to ceasing to defend, settling or otherwise disposing of any Indemnity Claim if as a result thereof the Indemnitee would become subject to injunctive or other equitable relief or the business of the Indemnitee would be adversely affected in any manner,
13.    INSURANCE; LIMITATION ON DAMAGES.
13.1.    Insurance. Prior to commencing human clinical trials in the United States with the Product, SRM shall, at its own expense, obtain and maintain , (i) product liability insurance providing protection in the amount of at least Three Million Dollars ($3,000,000) in annual aggregate against any claims, suits, losses or damages based upon any alleged defect in, or otherwise caused by, any Products purchased pursuant to this Agreement and (ii) general liability insurance providing protection in the amount of at least Three Million Dollars ($3,000,000) in annual aggregate against any claims, suits, losses or damages based upon any act or alleged activity of a Party pursuant to this Agreement. Upon FDA clearance of the latter of the Product or the SRM Neuroprotection System, SRM shall, at its own expense, obtain and maintain (i) product liability insurance providing protection in the amount of at least Five Million Dollars ($5,000,000) in annual aggregate against any claims, suits, losses or damages based upon any alleged defect in, or otherwise caused by, any Products purchased pursuant to this Agreement and (ii) general liability insurance providing protection in the amount of at least Five Million Dollars ($5,000,000) in annual aggregate against any claims, suits, losses or damages based upon any act or alleged activity of a Party pursuant to this Agreement. When SRM’s annual revenue of the Product exceeds Fifty Million Dollars ($50,000,000), SRM shall at its own expense, obtain and maintain (i) product liability insurance providing protection in the amount of at least Ten Million Dollars ($10,000,000) in annual aggregate against any claims, suits, losses or damages based upon any alleged defect in, or otherwise caused by, any Products purchased pursuant to this Agreement and (ii) general liability insurance providing protection in the amount of at least Ten Million Dollars ($10,000,000) in annual aggregate against any claims, suits, losses or damages based upon any act or alleged activity of a Party pursuant to this Agreement. SRM shall maintain insurance as defined above throughout the Term of this Agreement and for a period of time thereafter for three (3) years or the shelf life of the Product, whichever is longer. SRM shall furnish to Cordis upon request and at least annually a Certificate of Insurance evidencing compliance with the provisions of this Section 13.1. The existence of such coverage shall in no way limit a Party’s liability or obligations hereunder this Agreement.
13.2.    LIMITATION ON DAMAGES. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY PUNITIVE, EXEMPLARY, MULTIPLIED, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, PERSONAL INJURY AND PROPERTY DAMAGE, LOSS OF PROFITS OR REVENUES, AND EACH PARTY HERBY IRREVOCABLY WAIVES ANY RIGHT TO SEEK SUCH DAMAGES, IN ADDITION, NO PARTY SHALL BE AWARED ANY MULTIPLIER TO ANY AWARD OF ACTUAL DAMAGES, EXCEPT AS REQUIRED BY STATUTE,

14.    MISCELLANEOUS.
14.1.    Incorporation of License Agreement. The applicable provisions of the License Agreement, including, without limitation, Articles 1 (Definitions), 2 (License Grants), 5 (Ownership and Prosecution of Patent Rights), 6 (Cooperation between Parties), 8 (Commercialization; Use of Names), 9 (Confidentiality), 10 (Right of First Negotiation), 11 (Transferability) (excluding Section 11.6), 12 (Termination), 13 (Dispute Resolution), and 14 (General excluding Section 14.1 (Integrated Agreement)) are hereby incorporated into this Agreement by reference and are binding on the Parties with respect to this Agreement.
14.2.    Entire Agreement. This Agreement, together with the License Agreement between the Parties, constitutes the complete and exclusive statement of the agreement between the Parties, and supersedes all prior agreements, proposals, negotiations and communications between the Parties, both oral and written, regarding the subject matter hereof. The language and terms of this Agreement and the License Agreement are intended to complement, supplement and be consistent with one another. In case there is a conflict between any of the terms of the two Agreements, the language of the License Agreement shall control.

IN WITNESS WHEREOF, the Parties have executed this Agreement by their duly authorized representatives, to be effective as of the Effective Date.

CORDIS CORPORATION		SILK ROAD MEDICAL, INC.

By:	/s/ Jose A. Gonzalez	By:	/s/ William Worthen
Print:	Jose A. Gonzalez	Print:	William Worthen
Title:	VP OPS	Title:	President & Chief Executive Officer
Date:	10/21/2011	Date:	9/21/2011

Exhibit 1: Design Inputs
The design will include a shortened working length of the PRECISE® Carotid Stent System for transcervical implantation of the PRECISE® carotid stent, The design shall refer exclusively to a stent delivery system with a working length of 65 centimeters, The design will include validated packaging, package labeling, and sterilization, The design will include diameters and lengths as outlined in the table following:

Stent Length(mm)	Stent Diameter(mm)
20	5
20	6
20	7
20	8
20	9
20	10
30	5
30	6
30	7
30	8
30	9
30	10
40	5
40	6
40	7
40	8
40	9
40	10

Exhibit 2: Design and Development Plan
SECTION 1 - PROJECT SCOPE AND APPROACHES
PRODUCT DESCRIPTION
New design consists of a shortened working length of the Precise Carotid Stent System. Application and clinical indication is determined by SRM,
PROJECT SCOPE
Under the scope of this project Cordis will create and release 18 new Carotid Stent Delivery System catalogs - 65cm length. These include combinations of six (6) stent diameters (5, 6, 7, 8, 9 and 10 mm) and three stent lengths (20mm, 30mm and 40 mm),

Stent Length(mm)	Stent Diameter(mm)
20	5
20	6
20	7
20	8
20	9
20	10
30	5
30	6
30	7
30	8
30	9
30	10
40	5
40	6
40	7
40	8
40	9
40	10

Product tray will be qualified in as part of development of the product.
MANUFACTURING SITE
New Carotid Stent Delivery System catalogs with 65cm length assembly and packaging will be performed at Cordis de Mexico, Sterilization will be performed at Steris Isomedix Inc. sterilization facilities in El Paso, Texas,
FUNCTIONAL REPRESENTATIVES

Team Member	Roles	Responsibilities
OETS (Sustaining) / Operations
James Merrit	OETS (Sustaining) Director	Overall Project Leadership.
Victor Baylon	OETS (Sustaining) Manager	Project Manager. Provide input for this D&D plan.
Laura Gisela Rico	Lead) ETS (Sustaining) Engineer (Project Leader)	Project leader. Plan and execute key activities as per this D&D plan.
Laura C. Irigoyen	OETS (Sustaining) Engineer	Provide project support.
Fabio Diaz	OETS (Sustaining) Engineer	Provide project support,
Iris Castillo	OETS (Sust/Contractor) - Packaging Engineer	Provide project support in the area of packaging. Plan and execute key packaging related activities as per this D&D plan.
Antolin Salazar	OETS (Sustaining) Technician	Provide project support.
Victor Baylon	Packaging Manager	Overall Packaging Leadership
Yipsi Bowley	OETS (Sustaining) Engineer R&D Manager	Provide Design Control support. Provide input for this D&D plan.
R&D
Scott Jones	R&D Engineer	Provide support for planning & execution of Design Verification/Validation as per this D&D plan.
Quality Assurance
Nancy Amaya	QA Director	Overall QA leadership
Hector Medrano	QA Manager	QA project management. Provide input into this D&D plan.
Adriana Gamez	PQS/FAL Manager	Provide support/direction for this D&D Plan
Sergio Muftoz	QA Engineer	QA Support
Operations
Karla Perea	Mfg Manager	Operations Management,
Juan Carlos Gallegos	Mfg Eng Ops	Provide project support.
Ignacio Arroniz	Packaging Engineer	Provide project support in the area of packaging, Plan and execute packaging related activities as per this D&D plan,
Cross-Functional Support
Sam Mirza	Regulatory Affairs Manager	Overall Regulatory Affairs project management, provide input for Regulatory Approach
Independent Peers
Shawn Kallivayalil	R&D Mgr	Serve as Independent Peer for Technical Design Review(s) as per this D&D Plan
Araceli Muiloz	QA Engineer	Serve as Independent Peer for Technical Design Review(s) as per this D&D Plan
Carlos Hem	OPS Engineer	Serve as Independent Peer for Technical Design Review(s) as per this D&D Plan

Design & Development APPROACHES
Marketing
Marketing Objectives
Responsibility of SRM.
Volume Expectations
Demand expected is according to SRM Planning, current forecast as follows:

unit forecast as of 2/2/11
	2011	2012	2013	2014	2015	2016	2017
Scenario 1	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Scenario 2	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Note: Forecast may be revised in a subsequent revision of this Design and Development Plan.
Pricing Strategy
Pricing for final customer is managed by SRM.
Branding Name Strategy
Branding name strategy for 18 new Carotid Stent Delivery System catalogs - 65cm length will be selected by SRM.
Initial Sales Forecast and ISS Requirements
[*********] units will be manufactured as the Initial Shelf Stock (ISS) requirement for product launch. Manufacture and delivery of ISS is not included in Development Fees, SRM shall place a written purchase order for the ISS, the price of which is [********] per unit.
Desired Clinical Indications
To be determined by SRM (not part of this plan)
Desired Performance Claims
To be determined by SRM (not part of this plan)
Key Marketing Activities
To be determined by SRM (not part of this plan)
Regulatory
Distribution Region
To be determined by SRM (not part of this plan)
Regulatory Classification
To be determined by SRM (not part of this plan)

Submission Type
To be determined by SRM (not part of this plan)
Regulatory Pathway
To be determined by SRM (not part of this plan)
Promotional Claims
To be determined by SRM (not part of this plan)
Import/Export Requirements:
To be determined by SRM (not part of this plan)
Testing Requirements
As determined by Cordis, Cordis will leverage the TDI’s corresponding to the PMA approved PRECISE products marketed by Cordis, except those that are specific to the new length (65 cm), which will be performed for the new length as set forth in the section Product Design Verification of this Design and Development Plan. Testing related to simulated use must be responsibility of SRM; since the clinical application of this product will be developed and validated by SRM.
Operations Planning
Carotid Stent Delivery System catalogs with 65cm length validation, such activities specified in this agreement will be managed per Cordis Quality System,
Design Reviews
The following Technical Design Reviews (TDR) will be completed by Cordis for the carotid stent delivery system catalogs with 65cm length project:

•	Design Review I: Combined Design Input, Concept Selection and Planning & Design Output Technical Design Review (Prototypes testing completed)

•	Design Review II: Combined Verification/Validation and Design and Technology Transfer Technical Design Review (DV/PPQ Report approved)
Evidence of completion of Design Review I and Design Review II will be document as required per Cordis Quality System,
A Clinical Readiness Design Review is responsibility of SRM and will not be documented in the Cordis Quality System,
Design History File
A new electronic DHF will be created by Cordis for the 18 new Carotid Stent Delivery System catalogs - 65cm length project to allow for development and release of new documentation for these codes.

Risk Assessment and Mitigation
SRM is responsible for the risk management plan documentation required for 18 new Carotid Stent Delivery System catalogs - 65cm length due to new application (transcervical approach).
Concept Evaluation and Selection — Product & Package
Concept Generation
Cordis will manufacture the product and SRM will brand the product.
Prototyping Activities
Prototypes will be run by Cordis as a pre-requisite of the Design Verification/Product Performance Qualification. A summary of these evaluations, including reliability analysis of the testing done will be captured in an engineering report written by Cordis and provided to SRM.
Design Assessments
There is neither animal testing nor customer use feedback from Cordis for the 18 new Carotid Stent
Delivery System catalogs - 65cm length. Clinical trial is responsibility of SRM,
Test Method Development
Existing Cordis Test Methods will be used by Cordis to assess the change in the length of the 18 new Carotid Stent Delivery System catalogs - 65cm. If any test method is not applicable based on the SRM intended use, technical design input must be addressed by SRM,
Design Characterization
Design Characterization Activities
A tolerance stack up analysis will be done by Cordis to determine lengths for the 18 new Carotid Stent Delivery System catalogs - 65cm length components, Outer Member, Support Member, and their components. This stack up analysis will be used to determine dimensions for the components and for the packaging.
Key design elements not being modified or impacted as a result of the 65cm product include the stent, SDS, packaging (except product tray), as existing components will be utilized and there is no change or impact at the manufacturing/process level. Changes will be done only to remove the Cordis and J&J branding.
Anticipated Design Iterations and Contingencies
There are no planned design iterations and contingencies.
Product Design Verification
Technical Design Inputs (TDIs) affected by the change on the length (65cm) will be tested by Cordis for the 18 new SRM Carotid Stent Delivery System catalogs - 65cm length project and will be based on length modification and size bracketing strategy., The only TDIs that Cordis will test are as follows:

•	Usable length

•	Exit port location

•	MB Positioning

•	Stent pre-deployment

•	OM stroke length

•	OM hub pull strength

•	OM Proximal OM Body elongation pull strength

•	Wire lumen/Proximal wire/PET Sleeve pull strength

•	SM distal hypotube/proximal wire pull strength

•	Coil Stop pull strength

•	Labeling content
For the avoidance of doubt, SRM will test TDIs for trackability and deployment force. Cordis will provide to SRM the following information (i) test method parameters and acceptance criteria Cordis uses to test Cordis’ PRECISE® Carotid Stent System for trackability and deployment force and which Cordis determines are applicable to the Product, and (ii) sample sizes Cordis uses to test Cordis’ PRECISE® Carotid Stent System for trackability and deployment force; so that SRM can develop and validate its own test methods for trackability and deployment force. Manufacture units for trackability and deployment force testing are included in the scope of the Development Fees up to the maximum number of units set forth in Exhibit 3 of the Supply Agreement.
For the avoidance of doubt, TDIs that will not be tested by Cordis for the 18 new Carotid Stent Delivery System catalogs - 65cm length project are:

•	Crossing profile

•	Luer fitting

•	Air embolization

•	Ability to aspirate

•	Wire lumen ID

•	SDS Tip TD

•	Deployment accuracy

•	OM hub/hemovalve joint torque

•	Pod/body fuse joint pull strength & elongation

•	Brite tip/pod fuse joint strength

•	Hub/hypotube pull strength

•	Hub/proximal wire pull strength

•	Wire lumen tip pull strength

Design Verification (DV) & Product Performance Qualification (PPQ) for the 18 new Carotid Stent Delivery System catalogs - 65cm length will be combined and will address qualification of the product. DV/PPQ units will be subjected to three EtO sterilization cycles.
Stability is not required as this product does not contain drug.
Packaging Design Verification
Design Verification related to packaging are the impacted TDI’s related to the tray only. The only TDIs associated with the tray that Cordis will tested as part of the Design Verification for packaging are:

•	Product Migration

•	Product Visual Inspection

•	Packaging Integrity Test (Visual Inspection)

•	Package Challenge Test (Bubble Test)

•	Dye Penetration Test

•	Seal Pull Test
DV & PPQ for the packaging will be combined. DV/PPQ units will be subjected to three EtO sterilization cycles.
No aging testing will be performed by Cordis for the 18 new Carotid Stent Delivery System catalogs - 65cm length project.
Quality
Quality is addressed through Cordis Quality System.
Design Validation — Product/Package
Product
The Carotid Stent Delivery System catalogs with 65cm length will be manufactured for SRM.
Design Validation for SRM intended use of the product is responsibility of SRM.
Product labeling dimensions are:

•	Outer label: 5.625” x 9.625”

•	Inner label: 5.25” x 8.825”
SRM to provide label content to Cordis, Fasson Trans-Therm 2 material to be used by Cordis. No aging testing will be performed by Cordis for the 18 new Carotid Stent Delivery System catalogs -65cm length labeling.

SRM to provide to Cordis artwork and content for both instructions for use and stent implant card for the DV/PPQ. For the avoidance of doubt, SRM is solely responsible for ensuring that the artwork and content of the instructions for use and stent implant card meet the requirements of all laws and regulations.
Cordis will purchase the materials for the instructions for use and stent implant card, which will fabricated by using the existing qualified Cordis specification (dimensions, materials, weight.)
No clinical trial will be done by Cordis to support the 18 new Carotid Stent Delivery System catalogs - 65cm length.
Process Validation
Project approach to Process Validation will be done according to Cordis Quality System,
Sterilization
The Sterilization strategy is to be 3X EtO capable, which will be the same as current marketed devices (self expandable stents), Previous Cordis validations will be leveraged for sterilization.
DV/PPQ units for both product and its packaging for the 18 new Carotid Stent Delivery System catalogs - 65cm length will be subjected to three EtO sterilization cycles,
Complaint .11andlinz/FAL
See License Agreement for Complaint Handling and FAL.
SECTION 2 — DESIGN & DEVELOPMENT SCHEDULE

SECTION 3 - PROJECT DELIVERABLES
The documentation set forth in 1 and 2 immediately below are the only deliverables of Cordis to SRM for the 18 new Carotid Stent Delivery System catalogs - 65cm length project:

1.	Carotid stent delivery system (femoral access approach) documentation that will be leveraged by Cordis:

a,	Sterility Assurance Assessment

b.	Product Description

c.	Operations Strategy and Manufacturing Readiness (manufacturing process documentation)

d.	Biocompatibility (Nan and Summary Report)

e.	Supplier Qualification (Including: Specification, Strategy, Checklist, and Agreement. New SQS will be done ONLY for affected components)

f.	Environmental Impact Assessment

g,	Shelf Life Test (Protocols/Reports) to support 24 month shelf life

h.	Software Validation (Protocols/Reports)

i.	Physical Test Methods (Validation Protocols/Reports)

j.	Essential Requirement Checklist

k.	DFMEA, PFMEA, MQP, AFMEA (for application elements not impacted by the length change or SRM intended use.)

2	Documents that will be created by Cordis for SRM:

a.	Design Review I and Design Review II

b.	Design Summary (Related to length change)

c.	Product Configuration (Drawings, Specifications, etc., to reflect length change)

d.	Process Validation Strategy (Validation Change Management Assessment)

e.	Supplier Qualification (Process Strategy, Checklist for affected components)

f.	Installation Qualification/Operational Qualification (Protocols/Reports as required)

g.	Combined Design Verification /Product Performance Qualification (Protocols/Reports)

h.	Product Configuration (Bill of Materials, Route Sheets for 18 new Carotid Stent Delivery System catalogs - 65cm length)

i.	Sterility Assessment

3	For the avoidance of doubt, documents that are the sole responsibility of SRM and are not part of this Design and Development Plan:

a.	Market Opportunity Assessment

b.	Technology and Capabilities Assessment

c.	Design Change Record

d.	Prototype Evaluation (Protocol/Report — Animal)

e.	Prototype Evaluation (Protocol/Report — Bench)

f.	Prototype Evaluation Summary Report

g.	Global Market Plan

h.	Pre-Clinical Study (Protocol/Report)

i.	Clinical (Study Plan, Release Engineering Test Protocol/Report, Literature Review, Product Release Authorization Clinical Product)

j.	Regional Launch Plan

k.	Declaration of Conformity

1.	Market Launch Preparation

m.	Legal Clearance

n.	Clinical Risk Management Plan

o.	Trackability TDI

p.	Deployment TDI

4.
For the avoidance of doubt, all documents relative to the intended use, are the sole responsibility of SRM, and are not part of this Design and Development Plan. These documents include but are not limited to the following:

a.	Hazard List and AFMEA

b.	Design Validation (Protocol/Report)

c.	Instructions for Use

d.	Stent Implant Card
SECTION 4 — Glossary

Term	Definition
Confirmation run	A single run of a process under normal production conditions.
IQ/OQ	Installation Qualification/Output Qualification, which is used synonymously with SWIP, Software Installation Protocol.
Product Performance Qualification (PPQ)
Documented verification that the equipment and ancillary systems, under normal production conditions, can consistently produce finished product that meets all effective specifications. This term is also referred to in industry as PV (Product Validation).

Protocol
A pre-approved, written plan stating how validation testing will be conducted, including test parameters, product characteristics, production equipment, and decision points on what constitutes acceptable results,

Validation
Confirmation by examination and provision of objective evidence that provides a high degree of assurance that a specific process, method, or system will consistently produce a result meeting predetermined acceptance criteria.

Term	Definition
Validation Strategy (VS)	A project-specific document that establishes the validation approach, requirements and schedule of validation activities,
Design and Development Plan
A plan that describes the design and development activities and defines responsibility for implementation. It also identifies and describes the interfaces with different groups or activities that provide, or result in, input to the design and development process.

Design Review — FDA § 820.3(h)
Design review means a documented, comprehensive, systematic examination of a design to evaluate the adequacy of the design requirements, to evaluate the capability of the design to meet these requirements, and to identify problems.

Design Validation — FDA § 820,3(z)	Design Validation means establishing by objective evidence that device specifications conform with user needs and intended use(s).
Design Verification	Confirmation by examination and provision of objective evidence that the design output has fulfilled requirements set out in the Technical Design Input.
Technical Design Inputs (TDI)
The functional, performance, and interface requirements of a product, translated from the User Requirement to an engineering level of detail that can be verified. The requirements that form the Design Input establish a basis for performing subsequent design tasks and validating the design,

Specification — FDA § 820.3(y)	Specification means any requirement with which a product, process, service, or other activity must conform.
Real Time Aging
Design verification after the product has been exposed to defined conditions for a period of time equal to or greater than the labeled shelf life. Real time aging is a confirmation of an accelerated aging study and is required if accelerated aging is required.

Accelerated aging	Design verification after the product has been exposed to a defined temperature and time in order to simulate a defined shelf life.
Design Change	A Change to fain, fit, function, identity, quality, strength, or purity of product or process Design,
Design Change Control	Procedures for the identification, documentation, verification or where appropriate validation, review, and approval of design changes before their implementation.
Design Change Record	A report summarizing the history of Design Changes and their assessment.
Design History File - ISO/TR 14969:2004(E)	A compilation of records, which describes and records the history of design activity.
Design History File — FDA § 820.3(e)	Design history file (DHF) means a compilation of records, which describes the design history of a finished device.

Term	Definition
Final Assembly
Final assembly is defined as an assembly level at which the product or the device (or accessory to the device) is completed and suitable for use or capable of functioning, whether or not is packaged, labeled, or sterilized,

Component	Any raw material, subassembly, or part, which is intended to be included as part of the finished device.
Intended Use	Describes how the device will be used and who the end users will be. This shall include the indicated full range of use for the product.
Leverage	When a project team utilizes information (components, specifications, deliverables, etc.) from a preexisting project or qualified product.
Product	Refers to medical devices, as well as, medical drug/device combinations, Includes components, packaging, manufacturing materials, in-process product, finished product, and returned product.
Product Configuration (PC)	Product Configuration objects describe the physical characteristics of a product. PC object types in cPDM include Specifications, Parts, Routers, Item Master Information, Branch Item Master etc,
Product Description (PD)	Matrix of Design Inputs and Outputs including references to additional items such as design verification and validation activities, and risk class.
Unqualified (UQ)	The state, referring to a PC document, that indicates qualification requirements are incomplete, per CFM 13001 and CFM 10369616.
Qualified (Q)	The state, referring to a PC document that indicates successful completion of all qualification requirements, per CFM 13001 and CFM 10369616,
Supplier	An establishment with whom Cordis has a relationship for the procurement of goods or services to the organization.
Failure Mode and Effects Analysis (FMEA)
A procedure by which each potential Failure Mode or fault of a system is analyzed to determine the consequences of effects thereof on the system, to classify each potential Failure Mode according to its severity, and to recommend actions to eliminate, or compensate for, unacceptable effects.

Sterility Assurance Level (SAL)	Probability of a viable microorganism being present on a product after sterilization. SAL is normally expressed as 10-n. Cordis products are sterilized with an SAL of 10-6.
Sterilization	Validated process used to render a product free from viable microorganisms.
Bioburden	Populations of viable organisms on a product and/or package.

Exhibit 3: Product Samples for SRM In-house Testing

Project Phase	Product Description	Qty
Confirmation Run	Pre design verification units	[*******]
Design Verification	Final Product configuration with full traceability packaged and sterile	[*******]
In addition to the [*****] units for Confirmation Run and the [*****] units for Design Verification, Cordis will provide to SRM an additional [*****] units to be used by SRM for SRM trackability and deployment force testing and studies. Any number of units greater than the [*****] set forth in this Exhibit will be paid for by SRM at price of [*****] per unit.

Exhibit 4: Development Plan Payment Schedule and Milestones

Payment	Milestone	Payment by SRM to Cordis	Completion Date
1	Agreement Execution	[**********]
2	Design Review I	[**********]	Within 4 months of the Effective Date of this Agreement
3	Design Review II	[**********]	Within 7 months of the Effective Date of this Agreement
	Total	[**********]
The total fees payable by SRM for Development Services is set forth in this Exhibit 4 under the row entitled “Total,” and such Total includes the costs for all components and materials for Cordis to perform the Development Services in accordance with this Agreement as set forth on Exhibits 1-3.

Exhibit 5: Commercial Supply of Product
The Parties agree that the following terms shall govern the commercial supply of Product by Cordis to SRM:

1.
Forecasts: Orders. Six (6) months prior to an anticipated regulatory approval or clearance, SRM shall provide Cordis with an initial non-binding forecast of the quantities of Products estimated to be required during the initial twelve (12) month period after such approval or clearance. Thereafter, SRM will provide to Cordis each February 1, May 1, August 1, and November 1 an updated forecast for the following (12) twelve month period commencing two (2) months from the applicable date (“Updated Forecast”). Each Updated Forecast shall be binding for (i) the first month by part number one hundred percent (100%) as to mix and volumes, (ii) the second month by part number ninety percent (90%) as to mix and volumes (iii) the third month by part number seventy five percent (75%) as to mix and volumes. The first three months of an Updated Forecast which are binding is a “Binding Quarter.” SRM’s orders for Product shall be made pursuant to a written purchase order specifying the desired quantity and configuration of Product, and subject to Section 2 of this Exhibit, will provide for shipment in accordance with reasonable delivery schedules and lead times as may be agreed upon from time to time by SRM and Cordis. In addition, if requested by Cordis, SRM will participate in Cordis’ Sales and Operations Planning Process (S&OP) to review SRM’s forecasts, orders, and market demand changes.

2.
Acceptance of Orders. All purchase orders shall be delivered by SRM to Cordis in writing to Cordis de Mexico, S.A. de C.V. do CEVA, 950 LomaVerde, El Paso, TX 79936, Attention: Cordis de Mexico, S.A. de C.V. Plant Manager. SRM shall place all purchase orders to Cordis a minimum of eight (8) weeks prior to the desired date of delivery. SRM shall place all purchase orders for Product in a Complete Lot. SRM shall place no more than one (1) purchase order each month. SRM agrees that Cordis may deliver quantities of Product in quantities +1- 10% of the quantities set forth in the SRM purchase orders. SRM agrees that Cordis is not required to deliver Product in excess of one-hundred and fifty percent (150%) of the Updated Forecast for any month which is binding, provided that in total Cordis is not obligated to provide in excess of one hundred and twenty five percent (125%) of the Updated Forecast for any Binding Quarter. In the event Cordis is unable to accept a purchase order, Cordis will promptly notify SRM as to why it cannot accept such purchase order. In the event of any inconsistency between this Agreement and a purchase order, the terms of this Agreement shall control. For clarity, any additional or inconsistent terms in any purchase order, acknowledgement or other form are hereby excluded. “Complete Lot” shall mean a minimum quantity of [******] units of one Product code,

3.
Cancellation: Rescheduling of Delivery, SRM or its designees may cancel an outstanding purchase order by notifying Cordis in writing; provided that SRM is responsible for payment of the inventory as set forth in Section 11.6 of this Agreement. SRM may at any time reschedule the shipment date for any Products that have not been shipped to SRM, provided that SRM pays a reasonable restocking fee to be mutually agreed upon in writing associated with the storage of such Products.

4.
Delivery. Cordis shall ship the Products to the destination set forth in the purchase order. All shipments shall be delivered FCA (lncotenns 2010) from Cordis’ Facility to the location specified by SRM in the purchase order. The carrier shall be selected by mutual agreement between Cordis and SRM, Concurrent with the shipment of each order of Product, Cordis shall deliver to SRM a Router corresponding to such shipment in along with a Certificate of Conformity stating that the shipment complies with the Specification.

“Router” shall be limited to the following information: process flows, component traceability, inspection results (pass/fail), statistical process control results (monitoring of the critical parameters and/or defects) (pass/fail), quality assurance audit results (inspections made on the Product during manufacturing) (pass/fail), label inspection results (pass/fail), pyrogen test results (pass/fail), route sheet review (pass/fail), sterilization flow, copy of the first and last label used in the lot, label reconciliation results, set-up parameters and testing results (equipment set-up, process parameters information and results of the testing performed to the Product during manufacturing).

5.
Packaging. Products will be packaged, labeled, sterilized, and released by Cordis to SRM in accordance with (i) the Specifications and (ii) Section 6.8 and Section 8.2 of the License Agreement. Products shall be shipped to SRM in containers as agreed to by Cordis and SRM prior to the first shipment of Product. Each such container shall be individually labeled with a description of its contents, including the manufacturer name, manufacturer lot number, quantity of Products, use by date, and date of manufacture,

Exhibit 6: Price for Supply of Product
[*******] per unit of Product

Exhibit 7: Form 12364266

Cordis Franchise Form 20026 Rev: 4
DCR 12364266 Effective: 9/1/2010
USA - PMA Modification Determination

CFF20026_doc.pdf (1 file(s) total).

CONFIDENTIAL

Page 1 of 10

Cordis, a Johnson & Johnson company

PMA Modification Determination Form

Date:

Name of Modified Device:

PMA Number:

Description of the Proposed Modification (use additional space as necessary):

DCR/CR Reference Number (cite the corresponding DCR/CR #, if available):

Reason for the Modification (use additional space as necessary):

Based on the above information and in accordance with CFM 20076, the conclusion is:

☐ PMA
☐ PMA Amendment
☐ 180-Day PMA Supplement
☐ Panel Track Supplement
☐ Panel Track Supplement
☐ Manufacturing site Change Supplement
☐ Real Time Supplement
☐ Special PMA Supplement – Changes Being Effected
☐ 30-Day Notification
☐ Periodic/Annual Report
☐ Documentation
Other, specify: ____________________

Concurrence:

____
RA Representative, date

____
Project Leader, date

____
Other (list title), date (if applicable)
RA Director (or designee), date (if applicable)

This document is confidential to Cordis Corporation. Disclosure, copying, distribution, or reliance upon the contents of this document is strictly prohibited.

Cordis Franchise Form 20026 Rev: 4
DCR: 12364266 Effective, 9/1/2010
USA - PMA Modification Determination

CFF20026_doc.pdf (1 file(s) total).

Page 2 of 10

Cordis
a Johnson & Johnson company

PMA Modification Determination Flow Charts

What Type of Change?

Change due to recall or field corrective action?
Yes
Go to Chart A
No
Labeling change?
Yes
Go To Chart B
No
Technology, performance or manufacturing site change?
Yes
Go to Chart C.1
No
Material or vendor change?
Yes
Go to Chart D
No
Manufacturing process change?
Yes
Go to Chart C.2
No
Sterilization site change?
Yes
Go to Chart C.3
No
Documentation

This document is confidential to Cordis Corporation. Disclosure, copying, distribution, or reliance upon the contents of this document is strictly prohibited.

Cordis Franchise Form 20026 Rev: 4
DCR: 12364266 Effective: 9/1/2010

USA - PMA Modification Determination

CFF20026_doc.pdf (1 file(s) total).

Page 3 of 10

Cordis
a Johnson & Johnson company

Chart A
Changes due to Recalls and Field Corrective Actions
A.1
Change due to recall or field corrective action?
No
Yes
A.2
Design change?
Yes
PMA Supplement
No
A.3
Labeling change?
Yes
No
A.4
Addition of Quality Assurance inspection step?
Yes
Special PMA Supplement - Changes Being Effected
No
A.5
Manufacturing Change to Meet Original Approved Specifications?
Yes
30-day Notice
No
A.6
Sterilization/ Packaging change?
Yes
Go to C.3.1
No
A.7
Material change?
Yes
Go to D.2
No
Product not reintroduced to market
Chart B
Labeling Change (Package Labels and Technical/User Manual)
Labeling change?
No
To C.1
Technology or Performance Change
Yes
B.1
Editorial revisions for clarity or ease of use?
Yes
Annual Report
No
B.2
Changes in instructions for Use?
Yes
B.2.1
Add or delete instructions?
No
Yes
PMA Supplement
No
B.3
Affect indications for use?
Yes
PMA Supplement
No
B.4
Add or strengthen warning, precaution, contraindication?
Yes
Special PMA Supplement - Changes Being Effected
No
B.5
Delete warning, precaution, contraindication
Yes
PMA Supplement
No
B.6
Change to performance claims
Yes
PMA Supplement
No
Document to file

This document is confidential to Cordis Corporation. Disclosure, copying, distribution, or reliance upon the contents of this document is strictly prohibited.

Cordis Franchise Form 20026 Rev: 4
DCR 1236-1266 Effective. 9/1/2010
USA - PMA Modification Determination

CFF20026_doc.pdf (1 file(s) total).

Page 4 of 10

Cordis
a Johnson & Johnson company

Chart C.1
Technology, Performance or
Manufacturing Site Change
FROM CHART B
Technology or performance change?
No
TO CHART D
Yes
Is the device an IVD?
Yes
TO IVD CHART C
No
C.1.0
Manufacturing Site Change?
Yes
No
C.1.1
Control mechanism change?
Yes
No
Yes
C.1.2
Operating principle change?
Yes
No
Yes
C.1.3
Energy type change?
No
C.1.4
Environmental spec change?
Yes
No
C.1.5
Performance spec change?
Yes
TO CHART C.2
CHANGE ASSESSMENT
TO C.3.1
No
Yes
C.1.6
Ergonomic or pt./user interface change?
No
C.1.7
Dimensional spec change?
Yes
No
C.1.8
Software or firmware change?
Yes
No
C.1.9
Manufacturing or QA Inspection Change?
Yes
No

This document is confidential to Cordis Corporation. Disclosure, copying, distribution, or reliance upon the contents of this document is strictly prohibited.

Cordis Franchise Form 20026 Rev: 4
DCR: 1236-1266 Effective: 9/1/2010
USA - PMA Modification Determination

CFF20026_doc.pdf (1 file(s) total).

Page 5 of 10

Cordis®
a Johnson & Johnson company

Chart C.2
Change Assessment

FROM C.1.4-9
FROM D.10
Chart C.2
Change Assessment
FROM D.5
C.2.1
Is change designed to improve safety based on clinical experience?
Yes
No
C.2.2
Affect indications for use?
Yes
No
C.2.3
Clin. data necessary to establish safety and effectiveness?
Yes
PMA Supplement
No
C.2.4
Is change qualified to orig. spec., FDA recongn. test, standard or guidance?
No
Yes
C.2.5
New safety and effectiveness issues raised by testing (i.e. did not meet initial reqmts.)?
Yes
No
No
No
Document for File
C.1.4, C.1.6, C.1.9
Annual Reports
C.1.5, C.1.8, C.1.7, D.5, D.10

This document is confidential to Cordis Corporation. Disclosure, copying, distribution, or reliance upon the contents of this document is strictly prohibited.

Cordis Franchise Form 20026 Rev: 4
DCR 12364266 Effective. 9/1/2010

USA - PMA Modification Determination

CFF20026_doc.pdf (1 file(s) total).

Page 6 of 10

Cordis.
a Johnson-Johnson company

Chart 0.3
Packaging/Sterilization Changes
From 01.0
Document for File
PMA Supplement
Annual Report
Document for File
PMA Supplement
PMA Supplement
Annual Report
Document for File
Annual Report
Annual Report
PMA Supplement

This document is confidential to Cordis Corporation. Disclosure, copying, distribution, or reliance upon the contents of this document is strictly prohibited.

Cordis Franchise Form 20026 Rev: 4
DCR: 12364266 Effective. 9/1/2010

CFF20026_doc.pdf (1 file(s) total).

USA - PMA Modification Determination

Page 7 of 10

Cordis
A Johnson & Johnson company

Chart D
Material Change
From Chart C.1
Technology or performance change
Materials change?
No
Document for file
Yes
D.1
Is the device an IVD?
Yes
Go to IVD chart D
No
PMA Supplement
Yes
D.9
Does the affected part contact body tissue or fluid?
Yes
Is the device an implant?
Yes
D.2/D.3
Change in material type, source, formulation
Annual Report
No
No
No
D.10
Change in device performance spec?
No
Document for file
No
D.7
be likely to contact body tissue or fluids?
No
D.4
Change in material supplier?
No
Document for file
Yes
Yes
D.7.1
Material of animal or human origin?
Yes
Change in specification?
No
No
Yes
Affected part contact body fluids/tissue?
No
Document for file
Yes
Yes
PMA Supplement
Material conforms to standard?
Yes
No
No
Device with new material meets qual requirements of original device?
Yes
Is device implant?
No
Document for file
Yes
To Chart C2
Change assessment
Annual Report
Yes

This document is confidential to Cordis Corporation. Disclosure, copying, distribution, or reliance upon the contents of this document is strictly prohibited.

Cordis Franchise Form 20026 Rev: 4
DCR: 12364266 Effective. 9/1/2010

USA - PMA Modification Determination

CFF20026_doc.pdf (1 file(s) total).

Page 8 of 10

Cordis. a Johnson & Johnson company

Chart IVD-C1
Technology or performance change
Manufacturing site change?
Yes
No
PMA Supplement
Operating principle change?
Yes
No
Change is specimen collection, transport, storage?
Yes
No
Change in test procedure or format?
Yes
No
Change in instrument hardware?
Yes
Go to chart IVD-C2 Changes Assessment
No
Change in software or firmware?
Yes
No
Yes
Manufacturing or QA inspection change?
No
Go to Chart C.2 Packaging/ Sterilization changes

This document is confidential to Cordis Corporation. Disclosure, copying, distribution, or reliance upon the contents of this document is strictly prohibited.

Cordis Franchise Form 20026 Rev: 4
DCR 12304266 Effective. 9/1/2010

USA - PMA Modification Determination

CFF20026_doc.pdf (1 file(s) total).

Page 9 of 10

Cordis
a Johnson & Johnson company

Chart IVD-C2
Change Assessment

Does the change affect indications for use
Yes
PMA Supplement
No
Does the change alter performance characteristics of IVD
Yes
PMA Supplement
No
No
No
Document for File
C.1.4, C.1.5, C.1.6
Annual Report
C.1.2, C.1.3, C.1.6

This document is confidential to Cordis Corporation. Disclosure, copying, distribution, or reliance upon the contents of this document is strictly prohibited.

Cordis Franchise Form 20026 Rev: 4
DCR: 12364266 Effective: 9/1/2010

USA - PMA Modification Determination

CFF20026_doc.pdf (1 file(s) total).

Page 10 of 10

Cordis.
A Johnson & Johnson company

Chart IVD-D
Material change for IVD
Did the material change to performance characteristics of the assay?
Yes
PMA Supplement
No
Is the material a reactive ingredient, biological material, or test substrate, container or surface?
Yes
PMA Supplement
No
Is the material a catalytic or nonreactive ingredient (buffer, preservative/ stabilizer)?
Yes
Annual Report
No
Is the material part of an instrument
Yes
Document to file
No
Go to Chart C.3.1 Packaging Material

This document is confidential to Cordis Corporation. Disclosure, copying, distribution, or reliance upon the contents of this document is strictly prohibited.

Exhibit 8: Form 12553603

Cordis Franchise Guide 11690084 Rev: 2
DCR: 12553603 Effective: 6/25/2011

OUS Medical Device Modification Determination Guide

CFG OUS Devices_doc.pdf (1 file(s) total).

CONFIDENTIAL

Cordis®
a Johnson & Johnson company

Page 1 of 8

OUS Medical Device Modification Determination Guide

Purpose

The purpose of this document is to describe the Cordis procedure regarding the assessment of regulatory changes to Medical Device products distributed OUS. This document provides general guidelines to Regulatory Affairs personnel on evaluating changes for OUS products.

Note: Regulatory affairs assessments shall be documented per CFM 10403670 (Regulatory Affairs Assessment).

Scope

The scope of this document applies to all Cordis sites.

Definitions

Term	Definition
QMS	Quality Management System (Documented via PLM or in design history file)
Notification	The Notified Body is notified in writing of the proposed change referencing all supportive protocols and reports. The proposed change can be implemented without BSI's approval.
Design Dossier (DD)	Amendment for substantial or significant changes to an approved CE marked device are reported to BSI as an amendment to the design dossier. The proposed change can only be implemented after receiving approval from BSI
EU	European Union
JP	Japan
AU	Australia

Responsibilities

Position	Responsibility
Regulatory Affairs Representative	The RA representative shall assess regulatory changes following the recommended decision flow-charts included in this CFG. All regulatory affairs assessments shall be documented per CFM 10403670.

This document is confidential to Cordis Corporation. Disclosure, copying, distribution, or reliance upon the contents of this document is strictly prohibited.

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Cordis Franchise Guide 11690084 Rev: 2
DCR. 12553603 Effective: 6/25/2011

CFG OUS Devices_doc.pdf (1 file(s) total).

OUS Medical Device Modification Determination Guide

Cordis® a Johnson & Johnson company

Page 2 of 8

References

External References:
N/A (Not Applicable)

Internal Documents:

- CFM 10403670: Regulatory Affairs Assessment

Subordinate Documents:
N/A (Not Applicable)

Requirements/ Procedure

The flow charts included in this CFG are to be used as a guide for assessing changes to Medical Device products distributed OUS. The below flow-chart (Main flow-chart) references the relevant flow-charts to be used for the change being assessed.

This document is confidential to Cordis Corporation. Disclosure, copying, distribution, or reliance upon the contents of this document is strictly prohibited.

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Cordis Franchise Guide 11690084 Rev: 2
DCR. 12553603 Effective: 6/25/2011

CFG OUS Devices_doc.pdf (1 file(s) total).

OUS Medical Device Modification Determination Guide

Cordis.
a Johnson & Johnson company

Page 3 of 8

Main Flow Chart

Major Change
Is the change due to a recall?
Yes
Do these changes only bring the device back to the original specifications?
Yes
All changes must be filed in the Quality Management System. Notify Notified Body and appropriate J&J affiliate
No
No
Is this a change in manufacturing process, facility or equipment?
Yes
Go to Chart A
No
Is this a change in manufacturing requirements and procedures?
Yes
Go to Chart B
No
Is this a change in design or performance specification?
Yes
Go to Chart C
No
Is this a change in materials?
Yes
Go to Chart D
No
Is this a change in labeling?
Yes
Go to Chart E
No
Is the safety and effectiveness of the device affected?
Yes
EU/ AU/ JP: Submit eDD supplement/amendment
Canada: Submit an amended device license application
All changes in Quality Management System
No
All changes must be filed in Quality Management System

This document is confidential to Cordis Corporation. Disclosure, copying, distribution, or reliance upon the contents of this document is strictly prohibited.

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Cordis Franchise Guide 11690084 Rev: 2
DCR 12553603 Effective: 6/25/2011
CFG OUS Devices_doc.pdf (1 file(s) total).

OUS Medical Device Modification Determination Guide

Cordis®
a Johnson & Johnson company

Page 4 of 8

Flowchart A: Changes in Manufacturing Process, Facility or Equipment

Chart A
Is a new manufacturing facility or equipment being added?
Yes
Will there be changes in the process or quality control criteria?
No
Will the new manufacturer be listed on the label?
No
All changes must be filed in the Quality Management System.
Yes
EU / AU / JP: Submit a DD supplement/amendment
Canada: Submit an amended device license application
All changes in Quality Management System
No
Yes
Is this a change to a quality control procedure, criteria or validation test specification?
Yes
Go to chart B
No
No
Could the change affect the safety and effectiveness of the device?
No
Yes
EU / AU / JP: Submit a DD supplement/amendment
Canada: Submit an amended device license application
All changes in Quality Management System
Go to chart C
Yes
Is there a change in design or performance specification?

This document is confidential to Cordis Corporation. Disclosure, copying, distribution, or reliance upon the contents of this document is strictly prohibited.

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Cordis Franchise Guide 11690084 Rev: 2
DCR. 12553603 Effective 6/25/2011

OUS Medical Device Modification Determination Guide

CFG OUS Devices_doc.pdf (1 file(s) total).

Cordis
a Johnson & Johnson company

Page 5 of 8

Flowchart B: Changes in Manufacturing Quality Control Procedures

Chart B
Is this a change to a quality control procedure, criteria or validation test specification?
No
All changes must be filed in the Quality Management System.
EU / AU / JP: Submit a DD supplement/ amendment
Canada: Submit an amended device license application
All changes in Quality Management System
No
Is there equivalent or better assurance of safety and effectiveness?
Yes
Are the performance specifications for the device altered?
No
Is there a change in the method of sterilization?
No
Could the change affect the safety and effectiveness of the device?
No
Yes
Go to chart C
Yes
EU: Submit a DD supplement/ amendment
Canada: Submit an amended device license application
All changes in Quality Management System
Yes

This document is confidential to Cordis Corporation. Disclosure, copying, distribution, or reliance upon the contents of this document is strictly prohibited.

-52-

Cordis Franchise Guide 11690084 Rev: 2
DCR. 12553603 Effective: 6/25/2011

OUS Medical Device Modification Determination Guide

CFG OUS Devices_doc.pdf (1 file(s) total).

Cordis.
a Johnson & Johnson company

Page 6 of 8

Flowchart C: Changes in Design or Performance Specifications

Chart C
Is this a change in a control mechanism?
No
Is this a change in operating principles?
No
Is this a change in the design of the device?
Yes
No
Is this a change to packaging?
Yes
Could the change affect the safety and effectiveness of the device?
No
EU: Attach a Note to File in the DD
Canada: Report changes to TPD at Annual Renewal
All changes in Quality Management System
Yes
No
Is this a change in the performance specifications for the device?
Yes
No
Is there a change in the software or firmware for the device?
Yes
Do these changes affect the indications for use of the device?
Yes
No
Is clinical evidence necessary to support the changes?
Yes
Yes
No
No
Does the change raise new questions regarding S&E?
Yes
EU: Submit a DD supplement/amendment
Canada: Submit an amended device license application
All changes in Quality Management System
No
EU: Attach a Note to File in the DD
Canada: Report changes to TPD at Annual Renewal
All changes in Quality Management System
Does the change raise new questions regarding S&E?
No
Yes
EU: Submit a DD supplement/amendment
Canada: Submit an amended device license application
All changes in Quality Management System

This document is confidential to Cordis Corporation. Disclosure, copying, distribution, or reliance upon the contents of this document is strictly prohibited.

-53-

Cordis Franchise Guide 11690084 Rev: 2
DCR: 12553603 Effective: 6/25/2011

OUS Medical Device Modification Determination Guide

CFG OUS Devices_doc.pdf (1 file(s) total).

Cordis
a Johnson & Johnson company

Page 7 of 8

Flowchart D: Changes in Materials

Chart D
Is this an in vitro diagnostic device?
Yes
Go to Charts B, D and E
No
Is the material change in question of animal or human origin?
Yes
EU: Submit a DD supplement/ amendment
Canada: Submit an amended device license application
All changes in Quality Management System
No
Is this a change in type or formulation of the material?
Yes
Will the changed material be in contact with the body?
No
Is this a change in the performance specifications for the device?
Yes
EU: Submit a DD supplement/amendment
Canada: Submit an amended device license application
All changes in Quality Management System
No
Are there changes in the design or performance specifications?
Yes
Go to Chart C
No
Does the change raise new questions regarding S&E?
No
EU: Attach a Note to File in the DD
Canada: None
All changes in Quality Management System
Yes
EU: Submit a DD supplement/ amendment
Canada: Submit an amended device license application
All changes in Quality Management System
Yes
Is the device intended to be absorbed or remain in the body for 30 days?
No
Yes
EU: Submit a DD supplement/ amendment
Canada: Submit an amended device license application
All changes in Quality Management System
No
Is this a change in material supplier?
No
Yes
Is the material ordered to the same specifications?
Yes
No
EU: Submit a DD supplement/ amendment
Canada: Submit an amended device license application
All changes in Quality Management System
Does the change raise new questions regarding S&E?
Yes
No
File all changes in Quality Management system

This document is confidential to Cordis Corporation. Disclosure, copying, distribution, or reliance upon the contents of this document is strictly prohibited.

-54-

Cordis Franchise Guide 11690064 Rev: 2
DCR: 12553603 Effective: 6/25/2011

CFG OUS Devices_doc.pdf (1 file(s) total).

OUS Medical Device Modification Determination Guide

Cordis®
a Johnson & Johnson company

Page 8 of 8

Flowchart E: Changes in Labeling

Chart E
Does the change affect the indications for use?
No
Yes
Is this a change in existing warnings and precautions?
No
Yes
Is there an addition or deletion of a contraindication?
No
Yes
Is the labelling being revised to increase clarity?
Yes
No
Is this a change to expiry dates?
Yes
No
Could the change affect the safety and effectiveness of the device?
No
Yes
EU: Attach a Note to File in the DD
Canada: Report changes to TPD at Annual Renewal
All changes in Quality Management System
Does the change affect the safety and effectiveness of the device?
No
Yes
File all changes in Quality Management system
EU: Submit a DD supplement/ amendment
Canada: Submit an amended device license application
All changes in Quality Management System

This document is confidential to Cordis Corporation. Disclosure, copying, distribution, or reliance upon the contents of this document is strictly prohibited.

-55-

AMENDMENT
Silk Road Medical, Inc. (“SRM”) and Cordis Corporation (“Cordis” and together with SRM, the “Parties”) are Parties to a Supply Agreement (“Supply Agreement”) dated October 21, 2011 (“Supply Agreement Effective Date”), for Cordis to perform development, manufacturing and supply services to SRM for a stent delivery system per the terms set forth therein.
For good and valuable consideration, the receipt of which is duly acknowledged, the Parties hereby agree that the design review completion dates set forth in Exhibit 4 of the Supply Agreement shall now be amended as follows:

(i)	The Design Review I completion date is no later than five (5) months from the Supply Agreement Effective Date; and

(ii)	The Design Review a completion date is no later than eight (8) months of the Supply Agreement Effective Date.
All other terms of the Supply Agreement shall remain in full force and effect without amendment.
IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized representatives, to be effective .as of the latest date set forth below.

CORDIS CORPORATION		SILK ROAD MEDICAL, INC.

By:	/s/ Jose A. Gonzalez	By:	/s/ William Worthen
Print:	Jose A. Gonzalez	Print:	William Worthen
Title:	WW V.P. OPS	Title:	President & Chief Executive Officer
Date:	3/7/2012	Date:	3/12/2012

SECOND AMENDMENT TO
SUPPLY AGREEMENT
THIS SECOND AMENDMENT TO SUPPLY AGREEMENT (this “Second Amendment”) is made and entered into as of the last date of signature below (the “Second Amendment Effective Date”), by and between Silk Road Medical, Inc. (“SRM”) and Cordis Corporation (“Cordis”), with reference to the following:
A.    SRM and Cordis are parties to that certain Supply Agreement dated as of October 21, 2011, as amended as of March 12, 2012 (collectively, the “Agreement”), providing for Cordis to perform development, manufacturing and supply services for SRM for a stent delivery system per the terms set forth therein. Capitalized terms used and not otherwise defined in this Second Amendment have the same respective meanings given to such terms in the Agreement, as amended hereby.
B.    SRM and Cordis desire to amend the Agreement in order to reflect modifications to the project scope, design and development plan, deliverables and milestone timelines contained therein, with such modifications effective as of the Second Amendment Effective Date.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Amendment.

(a)	That the second sentence of Exhibit 1 (Design Inputs) to the Agreement is deleted and replaced in its entirety as follows:
The design shall refer exclusively to a stent delivery system with a working length of 57 centimeters.

(b)	That Exhibit 2 (Design and Development Plan) to the Agreement is replaced in its entirety with the amended Exhibit 2 attached hereto as Appendix A.

(c)	That the Completion Dates set forth in Exhibit 4 (Development Plan Payment Schedule and Milestones) to the Agreement are deleted and replaced in their entirety with:
Design Review I = Completion Date was extended to, and completed on, April 20, 2012
Design Review II = Completion Date shall be on or before December 18, 2012, except that if Cordis does not receive the documentation set forth in Section 1(c)(i) - (vi) of this Second Amendment on or before July 10, 2012, then the Design Review II Completion Date of December 18, 2012 shall be extended one (1) day for each day that SRM is delayed in delivering the documentation set forth in (i) - (vi) to Cordis, and such new date shall be defined as the Design Review H Completion Date.

i.	Final OUS (for use outside the United States) outer label (OL) content with translation & translation service certificate, certifying that each language translation is accurate,

ii.	Final OUS OL, released by SRM (verification of OL content),

iii.	Final OUS instructions for use (IFU) content with translation and translation certificate, certifying that each language translation is accurate,

iv.	Final OUS IFU, released by SRM (verification of IFU content),

v.	Final US (for use in the United States) inner label, OL, stent implant card for United States Product codes including both content and artwork, and

vi.	IFU revision 1 for United States Product codes, including both content and artwork.

(d)	That the third and fourth sentences of Section 2.4.1 of the Agreement shall be deleted and replaced in their entirety as follows:
In the event that the Design Review II is completed by Cordis pursuant to the Completion Date set forth in Exhibit 4 of the Agreement, SRM shall pay Cordis a one-time, non-creditable bonus of [************] for early completion of the Milestones (“Early Bonus”).

(e)	Section 2.4.2 shall be added to the Agreement as follows:
Additional Development Fees. SRM has requested and Cordis agrees to perform, upon receipt of the payment set forth in this Section 2.4.2, Development Services to change the length of the Product from 65 cm to 57 cm and to increase the number of catalogs from 18 to 36, both as more specifically set forth in Exhibit 2 to the Agreement, as amended hereunder. SRM shall pay Cordis for the Development Services set forth in the immediate foregoing sentence, in the amount of [***********], by check payment to Cordis. Notwithstanding the payment terms in Section 2.4.1, SRM shall pay Cordis for the Development Services described in this Section 2.4.2 on the Second Amendment Effective Date.
2.    Effect. Except as and to the extent amended by this Second Amendment, the Agreement shall remain in full force and effect in accordance with its terms. In the event of any conflict between the terms of the Agreement and this Second Amendment, the terms and conditions of this Second Amendment shall control.
3.    Counterparts. This Second Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.
IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the Second Amendment Effective Date.

CORDIS CORPORATION		SILK ROAD MEDICAL, INC.

By:	/s/ Jose A. Gonzalez	By:	/s/ William Worthen
Print:	Jose A. Gonzalez	Print:	William Worthen
Title:	VP Production Ops	Title:	President & Chief Executive Officer
Date:	7/12/2012	Date:	7/9/2012

Appendix A
Exhibit 2: Design and Development Plan
SECTION 1 - PROJECT SCOPE AND APPROACHES
PRODUCT DESCRIPTION
New design consists in a shortened working length of the Precise Carotid Stent System. Application and clinical indication is determined by SRM.
PROJECT SCOPE
Under the scope of this project:
Cordis will create and release 36 new Carotid Stent Delivery System catalogs - 57 cm length (18 final subassemblies for SRM OUS commercial distribution and 18 final subassemblies for SRM United States clinical studies). These include combinations of six (6) stent diameters (5, 6, 7, 8, 9 and 10 mm) and three stent lengths (20 mm, 30 mm and 40 mm).

Stent Length(mm)	Stent Diameter(mm)
20	5
20	6
20	7
20	8
20	9
20	10
30	5
30	6
30	7
30	8
30	9
30	10
40	5
40	6
40	7
40	8
40	9
40	10

Product packaging will be qualified by Cordis in conjunction with development of the product.
Upon written request by SRM, Cordis will, all pursuant content provided solely by SRM, revise the previously released instructions for use, labels and stent implant card for the 18 final subassemblies for U.S. clinical studies to make them applicable for U.S. commercial distribution, and will provide such deliverables to SRM no later than five (5) months following receipt of SRM’s request. For the avoidance of doubt, this one revision is part of the project scope and SRM is not required to pay any additional fees for this revision.
If testing is needed to support the revision of the instructions for use, labels, and stent implant cards, testing expenses (units and laboratory) shall be paid by SRM at the rate of [****] USD per unit.

MANUFACTURING SITE
New Carotid Stent Delivery System catalogs with 57 cm length assembly and packaging will be performed at Cordis de Mexico. Sterilization will be performed at Steris Isomedix Inc. sterilization facilities in El Paso, Texas.

FUNCTIONAL REPRESENTATIVES: Team members, roles, and responsibilities are subject to change at Cordis’ sole discretion.

Team Member	Roles	Responsibilities
OETS (Sustaining) / Operations
James Merrit	MEST Director	Overall Project Leadership.
Victor Baylon	MEST (Value Engineering) Manager	Project Manager. Provide input for this D&D plan.
Laura Gisela Rico	Lead MEST (Value Engineering) Engineer (Project Leader)	Project leader. Plan and execute key activities as per this D&D plan.
Laura C. Irigoyen	MIST (Value Engineering) Engineer	Provide project support.
Daniel Gonzalez	MEST (Value Engineering) Engineer	Provide project support.
Iris Castillo	MEST (Value Engineering /Contractor) – Packaging Engineer.	Provide project support in the area of packaging. Plan and execute key packaging related activities as per this D&D plan.
Antolin Salazar	MEST (Value Engineering) Technician	Provide project support.
Victor Baylon	Packaging Manager	Overall Packaging Leadership

Team Member	Roles	Responsibilities
Yipsi Bowley	MEST (Labeling and Packaging) Manager	Provide Design Control support. Provide input for this D&D plan.
R&D
Wilson Tsang	R&D Eng/Mgr	Provide support for planning & execution of Design Verification/Validation as per this D&D plan.
Quality Assurance
Nancy Amaya	QA Director	Overall QA leadership
Hector Medrano	QA Manager	QA project management. Provide input into this D&D plan.
Adriana Gamez	PQS/FAL Manager	Provide support/direction for this D&D Plan
Tatiana Del Valle	QA Engineer	QA Support
Operations
Jose Salcedo	Mfg Manager	Operations Management.
Juan Carlos Gallegos	Mfg Eng Ops	Provide project support.
Cross-Functional Support
Dennis Griffin	Regulatory Affairs Manager	Overall Regulatory Affairs project management, provide input for Regulatory Approach
Independent Peers
Nitin Salunke	R&D Mgr	Serve as Independent Peer for Technical Design Review(s) as per this D&D Plan
Sergio Muñoz	QA Engineer	Serve as Independent Peer for Technical Design Review(s) as per this D&D Plan
Carlos Henao	OPS Engineer	Serve as Independent Peer for Technical Design Review(s) as per this D&D Plan
Design & Development APPROACHES
Marketing
Marketing Objectives
Responsibility of SRM.
Volume Expectations
Refer to Sections 3.3 and 3.3.1 of the Agreement for Minimum Volume commitments. Refer to Exhibit 5 of the Agreement for Forecast timelines and process.

Pricing Strategy
Pricing for final customer is managed by SRM.
Branding Name Strategy
Branding name strategy for 36 new Carotid Stent Delivery System catalogs — 57 cm length will be selected by SRM.
Initial Sales Forecast and ISS Requirements
[*********] units will be manufactured as the Initial Shelf Stock (ISS) requirement for product launch. Manufacture and delivery of ISS is not included in Development Fees. SRM shall place a written purchase order for the ISS, the price of which is [*****] per unit.
Desired Clinical Indications
To be determined by SRM (not part of this plan)
Desired Performance Claims
To be determined by SRM (not part of this plan)
Key Marketing Activities
To be determined by SRM (not part of this plan)
Regulatory
Distribution Region
To be determined by SRM (not part of this plan)
Regulatory Classification
To be determined by SRM (not part of this plan)
Submission Type
To be determined by SRM (not part of this plan)
Regulatory Pathway
To be determined by SRM (not part of this plan)

Promotional Claims
To be determined by SRM (not part of this plan)
Import/Export Requirements:
To be determined by SRM (not part of this plan)
Testing Requirements
As determined by Cordis, Cordis will leverage the TDI’s corresponding to the PMA approved PRECISE products marketed by Cordis, except those that are specific to the new length (57cm), which will be performed for the new length as set forth in the section Product Design Verification of this Design and Development Plan. Testing related to simulated use must be responsibility of SRM; since the clinical application of this product will be developed and validated by SRM.

Operations Planning
Carotid Stent Delivery System catalogs with 57cm length validation, such activities specified in this Design and Development Plan will be managed per Cordis Quality System.
Design Reviews
The following Technical Design Reviews (TDR) will be completed by Cordis for the carotid stent delivery system catalogs with 57cm length project:

•	Design Review I: Combined Design Input, Concept Selection and Planning & Design Output Technical Design Review (Prototypes testing completed)

•	Design Review II: Combined Verification/Validation and Design and Technology Transfer Technical Design Review (DV/PQ Report approved)
Evidence of completion of these design reviews will be documented as required per Cordis Quality System.
A Clinical Readiness Design Review is responsibility of SRM and will not be documented in the Cordis Quality System.
Design History File
A new electronic DHF will be created by Cordis for the 36 new Carotid Stent Delivery System catalogs - 57cm length project to allow for development and release of new documentation for these codes.
Risk Assessment and Mitigation

SRM is responsible for the risk management plan documentation required for 36 new Carotid Stent Delivery System catalogs - 57cm length due to new application (transcervical approach).
Concept Evaluation and Selection - Product & Package
Concept Generation
Cordis will manufacture the Product and SRM will brand the Product.
Prototyping Activities
Prototypes will be run by Cordis as a pre-requisite of the Design Verification/Product Performance Qualification. A summary of these evaluations, including reliability analysis of the testing done will be captured in an engineering report written by Cordis and provided to SRM.
Design Assessments
There is neither animal testing nor customer use feedback from Cordis for the 36 new Carotid Stent Delivery System catalogs - 57cm length. Clinical trial is responsibility of SRM.
Test Method Development
Existing Cordis Test Methods will be used by Cordis to assess the change in the length of the 36 new Carotid Stent Delivery System catalogs - 57cm. If any test method is not applicable based on the SRM intended use, technical design input must be performed by SRM.

Design Characterization
Design Characterization Activities
A tolerance stack up analysis will be done by Cordis to determine lengths for the 36 new Carotid Stent Delivery System catalogs - 57cm length components, Outer Member, Support Member, and their components. This stack up analysis will be used to determine dimensions for the components and for the packaging.
Key design elements not being modified or impacted as a result of the 57cm pivduct include the stent, SDS, packaging (except product tray), as existing components will be utilized and there is no change or impact at the manufacturing/process level. Changes will be done only to remove the Cordis and J&J branding.
Anticipated Design Iterations and Contingencies
There are no planned design iterations and contingencies.

Product Design Verification,
Technical Design Inputs (TDIs) affected by the change on the length (57cm) will be tested by Cordis for the 36 new SRM Carotid Stent Delivery System catalogs - 57cm length project and will be based on length modification and size bracketing strategy. The only This that Cordis will test are as follows:

•	Usable length

•	Exit port location

•	MB Positioning

•	Stent pre-deployment

•	OM stoke length

•	Hub/hypotube pull strength

•	Hub/proximal wire pull strength

•	Wire lumen/Proximal wire/PET Sleeve pull strength

•	SM distal hypotube/proximal wire pull strength

•	Coil Stop pull strength
For the avoidance of doubt, SRM will test TDIs for trackability and deployment force. Cordis will provide to SRM the following information (i) test method parameters and acceptance criteria Cordis uses to test Cordis’ PRECISE® Carotid Stent System for trackability and deployment force and which Cordis determines are applicable to the Product, and (ii) sample sizes Cordis uses to test Cordis’ PRECISE® Carotid Stent System for trackability and deployment force. Manufacture units for trackability and deployment force testing are included in the scope of the Development Fees up to the maximum number of units set forth in Exhibit 3 of the Supply Agreement.
For the avoidance of doubt, TDIs that will not be tested by Cordis for the 36 new Carotid Stent Delivery System catalogs - 57cm length project are:

•	Crossing profile

•	Luer fitting

•	Air embolized

•	Ability to aspirate

•	Wire lumen ID

•	SDS Tip ID

•	Deployment accuracy

•	OM hub/hemovalve joint torque

•	Pod/body fuse joint pull strength & elongation

•	Brite tip/pod fuse joint strength

•	Wire lumen tip pull strength
Design Verification (DV) & Product Performance Qualification (PQ) for the 36 new Carotid Stent Delivery System catalogs - 57cm length will be combined and will address qualification of the product. DV/PQ units will be subjected to three EtO sterilization cycles.
Stability is not required as this product does not contain drug.

Packaging, Design Verification
Design Verification related to packaging are the impacted TDI’s related to the packaging configuration (tray, pouch, sheath extrusion (length change), carton) only. The only TDIs that Cordis will be tested as part of the Design Verification for packaging are:

•	Product Migration

•	Product Visual Inspection

•	Packaging Integrity Test (Visual Inspection)

•	Package Challenge Test (Bubble Test)

•	Dye Penetration Test

•	Seal Pull Test
DV & PQ for the packaging will be combined. DV/PQ units will be subjected to three EtO sterilization cycles.
No aging testing will be performed by Cordis for the 36 new Carotid Stent Delivery System catalogs - 57cm length project.

Quality
Cordis Quality System is used by Cordis.

Design Validation - Product/Package
Product
The Carotid Stent Delivery System catalogs with 57cm length will be manufactured for SRM.
Design Validation for SRM intended use of the product is responsibility of SRM.
Product labeling dimensions are:

•	Outer label: 5.625” x 9.625”

•	Inner label: 5.25” x 8.825”
SRM to provide label content to Cordis. Fasson Trans-Therm 2 material to be used by Cordis. No aging testing will be performed for the 36 new Carotid Stent Delivery System catalogs -57cm length labeling.
SRM to provide to Cordis artwork and content for both instructions for use and stent implant card for the DV/PQ. For the avoidance of doubt, SRM is solely responsible for ensuring that the artwork and content of the instructions for use and stent implant card meet the requirements of all laws and regulations.
Cordis will purchase the materials for the instructions for use and stent implant card, which will fabricate by using the existing qualified Cordis specification (dimensions, materials, weight)
No clinical trial will be done by Cordis to support the 36 new Carotid Stent Delivery System catalogs - 57cm length.
Process Validation
Project approach to Process Validation will be done according to Cordis Quality System.
Sterilization
The Sterilization strategy is to be 3X EtO capable, which will be the same as current marketed devices (self expandable stents). Previous Cordis validations will be leveraged for sterilization.
DV/PQ units for both product and its packaging for the 36 new Carotid Stent Delivery System catalogs - 57cm length will be subjected to three EtO sterilization cycles.
Complaint Handling/FAL
See License Agreement for Complaint Handling and FAL.
SECTION 2 - DESIGN & DEVELOPMENT SCHEDULE

For detailed timeline see Attachment 1.

SECTION 3 - PROJECT DELIVERABLES
The documentation set forth in 1 and 2 immediately below are the only deliverables of Cordis to SRM for the 36 new Carotid Stent Delivery System catalogs - 57cm length project:

1.	Carotid stent delivery system (femoral access approach) documentation that will be leveraged by Cordis:

a.	Sterility Assurance Assessment

b.	Product Description

c.	Operations Strategy and Manufacturing Readiness (manufacturing process documentation)

d.	Biocompatibility (Plan and Summary Report)

e.	Supplier Qualification (Including: Specification, Strategy, Checklist, and Agreement. New SQS will be done ONLY for affected components)

f.	Environmental Impact Assessment

g.	Shelf Life Test (Protocols/Reports) to support 24 months shelf life

h.	Software Validation (Protocols/Reports)

i.	Physical Test Methods (Validation Protocols/Reports)

j.	Essential Requirement Checklist (for application elements not impacted by the length change or SRM intended use)

k.	DFMEA, PFMEA, MQP, AFMEA (for application elements not impacted by the length change or SRM intended use)

2.	Documents that will be created by Cordis for SRM:

a.	Design Review I and Design Review II

b.	Design Summary (Related to length change)

c.	Product Configuration (Drawings, Specifications, etc., to reflect length change)

d.	Process Validation Strategy (Validation Change Management Assessment)

e.	Supplier Qualification (Process Strategy, Checklist for affected components)

f.	Installation Qualification/Operational Qualification (Protocols/Reports as required)

g.	Combined Design Verification /Product Performance Qualification (Protocols/Reports)

h.	Product Configuration (Bill of Materials, Route Sheets for 36 new Carotid Stent Delivery System catalogs - 57cm length)

i.	Sterility Assessment

3.	For the avoidance of doubt, documents that are the sole responsibility of SRM and are not part of this Design and Development Plan:

a.	Market Opportunity Assessment

b.	Technology and Capabilities Assessment

c.	Design Change Record

d.	Prototype Evaluation (Protocol/Report — Animal)

e.	Prototype Evaluation (Protocol/Report — Bench)

f.	Prototype Evaluation Summary Report

g.	Global Market Plan

h.	Pre-Clinical Study (Protocol/Report)

i.	Clinical (Study Plan, Release Engineering Test Protocol/Report, Literature Review, Product Release Authorization Clinical Product)

j.	Regional Launch Plan

k.	Declaration of Conformity

l.	Market Launch Preparation

m.	Legal Clearance

n.	Clinical Risk Management Plan

o.	Trackability TDI

p.	Deployment TDI

4.
For the avoidance of doubt, all documents relative to the intended use, are the sole responsibility of SRM, and are not part of this Design and Development Plan. These documents include but are not limited to the following:

a.	Hazard List and AFMEA

b.	Design Validation (Protocol/Report)
SECTION 4 – Glossary

Term	Definition
Confirmation run	A single run of a process under normal production conditions.
IQ	Installation Qualification/Output Qualification, which is used synonymously with SWIP, Software Installation Protocol.
Product Performance Qualification (PQ)
Documented verification that the equipment and ancillary systems, under normal production conditions, can consistently produce finished product that meets all effective specifications. This term is also referred to in industry as PV (Product Validation).

Protocol
A pre-approved, written plan stating how validation testing will be conducted, including test parameters, product characteristics, production equipment, and decision points on what constitutes acceptable results.

Validation
Confirmation by examination and provision of objective evidence that provides a high degree of assurance that a specific process, method, or system will consistently produce a result meeting predetermined acceptance criteria.

Term	Definition
Validation Strategy (VS)	A project-specific document that establishes the validation approach, requirements and schedule of validation activities.
Design and Development Plan
A plan that describes the design and development activities and defines responsibility for implementation. It also identifies and describes the interfaces with different groups or activities that provide, or result in, input to the design and development process.

Design Review - FDA § 820.3(h)
Design review means a documented, comprehensive, systematic examination of a design to evaluate the adequacy of the design requirements, to evaluate the capability of the design to meet these requirements, and to identify problems.

Design Validation - FDA § 820.3(z)	Design Validation means establishing by objective evidence that device specifications conform with user needs and intended use(s).
Design Verification	Confirmation by examination and provision of objective evidence that the design output has fulfilled requirements set out in the Technical Design Input.
Technical Design Inputs (TDI)
The functional, performance, and interface requirements of a product, translated from the User Requirement to an engineering level of detail that can be verified. The requirements that form the Design Input establish a basis for performing subsequent design tasks and validating the design.

-Specification - FDA § 820.3(y)	Specification means any requirement with which a product, process, service, or other activity must conform.
Real Time Aging
Design verification after the product has been exposed to defined conditions for a period of time equal to or greater than the labeled shelf life. Real time aging is a confirmation of an accelerated aging study and is required if accelerated aging is required.

Accelerated aging	Design verification after the product has been exposed to a defined temperature and time in order to simulate a defined shelf life.
Design Change	A Change to form, fit, function, identity, quality, strength, or purity of product or process Design.
Design Change Control	Procedures for the identification, documentation, verification or where appropriate validation, review, and approval of design changes before their implementation.
Design Change Record	A report summarizing the history of Design Changes and their impact assessment.
Design History File - ISO/TR 14969:2004(E)	A compilation of records, which describes and records the history of the design activity.
Design History File - FDA § 820.3(e)	Design history file (DHF) means a compilation of records, which describes the design history of a finished device.
Final Assembly
Final assembly is defined as an assembly level at which the product or the device (or accessory to the device) is completed and suitable for use or capable of functioning, whether or not is packaged, labeled, or sterilized.

Component	Any raw material, subassembly, or part, which is intended to be included as part of the finished device.

Term	Definition
Intended Use	Describes how the device will be used and who the end users will be. This shall include the indicated full range of use for the product.
Leverage	When a project team utilizes information (components, specifications, deliverables, etc.) from a preexisting project or qualified product.
Product	Refers to medical devices, as well as, medical drug/device combinations. Includes components, packaging, manufacturing materials, in-process product, finished product, and returned product.
Product Configuration (PC)	Product Configuration objects describe the physical characteristics of a product. PC object types in cPDM include Specifications, Parts, Routers, Item Master Information, Branch Item Master etc.
Product Description (PD)	Matrix of Design Inputs and Outputs including references to additional items such as design verification and validation activities, and risk class.
Unqualified (UQ)	The state, referring to a PC document, that indicates qualification requirements are incomplete, per CFM 13001 and CFM 10369616.
Qualified (Q)	The state, referring to a PC document that indicates successful completion of all qualification requirements, per CFM 13001 and CFM 10369616.
Supplier	An establishment with whom Cordis has a relationship for the procurement of goods or services to the organization.
Failure Mode and Effects Analysis (FMEA)
A procedure by which each potential Failure Mode or fault of a system is analyzed to determine the consequences of effects thereof on the system, to classify each potential Failure Mode according to its severity, and to recommend actions to eliminate, or compensate for, unacceptable effects.

Sterility Assurance Level (SAL)	Probability of a viable microorganism being present on a product after sterilization. SAL is normally expressed as 10-n. Cordis products are sterilized with an SAL of 10-6.
Sterilization	Validated process used to render a product free from viable microorganisms.
Bioburden	Populations of viable organisms on a product and/or package.

THIRD AMENDMENT TO
SUPPLY AGREEMENT
THIS THIRD AMENDMENT TO SUPPLY AGREEMENT (this “Third Amendment”) is made and entered into as of the last date of signature below (the “Third Amendment Effective Date”), by and between Silk Road Medical, Inc. (“SRM”) and Cordis Corporation (“Cordis”), with reference to the following:
A.    SRM and Cordis are parties to that certain Supply Agreement dated as of October 21, 2011, as amended as of March 12, 2012 and as of July 12, 2012 (collectively, the “Agreement”), providing for Cordis to perform development, manufacturing and supply services for SRM for a stent delivery system per the terms set forth therein. Capitalized terms used and not otherwise defined in this Third Amendment have the same respective meanings given to such terms in the Agreement, as amended hereby.
B.    SRM and Cordis desire to amend the Agreement as set forth below, with such amendments effective as of the Third Amendment Effective Date.
1.    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: Amendment.

(a)	The Second sentence of Exhibit 5 (Commercial Supply of Product) of the Agreement, Section 4 (Delivery) is hereby deleted in its entirety and replaced with the following:
“All shipments shall be delivered DAT (Incoterms 2010) to the SRM selected carrier located at CEVA Logistics located at 1240 Don Haskins Drive, El Paso, Texas 79936 or such other warehouse as designated by Cordis (“Pick-Up Location).”

(b)	Section 6 is hereby added to Exhibit 5 (Commercial Supply of Product) of the Agreement as follows:
“6.Responsibility. For clarity, Cordis is fully responsible for the storage, transportation and risk of loss of the Products (unfinished or finished) during their delivery from the Facility to SRM selected carrier at the Pick-Up Location. The Parties acknowledge and agree that such delivery may include delivery to and from one or more intermediate third party sterilization, processing or storage facilities. SRM shall be responsible for the risk of loss of Product beginning upon loading on to the SRM selected carrier. SRM shall be responsible for the importation of the Products (under SRM Importer of Record) over the United States-Mexico border, including the preparation and provision of any documentation required by government authorities in either country in connection therewith; except that Cordis shall provide the Mexican Custom’s invoke. SRM and its selected broker agency shall be responsible for the U.S. Customs and Border Protection documentation during the importation process. SRM shall be responsible to provide the documentation of destruction or exportation of the Product, to the FDA and/or U.S. Customs and Border Protection and as otherwise required under applicable law. The foregoing obligations shall be included under “Import/Export Requirements” in Exhibit 2 to this Agreement.”
2.    Effect. Except as and to the extent amended by this Third Amendment, the Agreement shall remain in full force and effect in accordance with its terms. In the event of any conflict between the terms of the Agreement and this Third Amendment, the terms and conditions of this Third Amendment shall control.
3.    Counterparts. This Third Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.
IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the Third Amendment Effective Date.

CORDIS CORPORATION		SILK ROAD MEDICAL, INC.

By:	/s/ Tom Turley	By:	/s/ Erica Rogers
Print:	Tom Turley	Print:	Erica Rogers
Title:	FODL	Title:	President & Chief Executive Officer
Date:	4/17/2013	Date:	4/19/2013

FOURTH AMENDMENT TO
SUPPLY AGREEMENT
THIS FOURTH AMENDMENT TO SUPPLY AGREEMENT (this “Fourth Amendment”) is made and entered into as of the last date of signature below (the “Fourth Amendment Effective Date”), by and between Silk Road Medical, Inc. (“SRM”) and Cordis Corporation (“Cordis”), with reference to the following:
A.    SRM and Cordis are parties to that certain Supply Agreement dated as of October 21, 2011, as amended as of March 12, 2012, July 12, 2012 and April 19, 2013 (collectively, the “Agreement”), providing for Cordis to perform development, manufacturing and supply services for SRM for a stent delivery system per the terms set forth therein. Capitalized terms used and not otherwise defined in this Fourth Amendment have the same respective meanings given to such terms in the Agreement, as amended hereby.
B.    SRM and Cordis desire to amend the Agreement as set forth below, with such amendments effective as of the Fourth Amendment Effective Date.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Amendment. Exhibit 5 of the Agreement is hereby deleted in its entirety and replaced with the following Exhibit 5:
“Exhibit 5: Commercial Supply of Product
The Parties agree that the following terms shall govern the commercial supply of Product by Cordis to SRM:

1.
FORECASTS; Orders. SRM will provide to Cordis on a monthly basis an updated rolling forecast of expected purchases for the following (24) twenty four month period commencing two (2) months from the applicable date (“Updated Forecast”). Each Updated Forecast shall be binding for (i) the first month by part number one hundred percent (100%) as to mix and volumes, (ii) the second month by part number ninety percent (90%) as to mix and volumes (iii) the third month by part number seventy five percent (75%) as to mix and volumes. The first three months of an Updated Forecast which are binding is a “Binding Quarter.” SRM’s orders for Product shall be made pursuant to a written purchase order specifying the desired quantity and configuration of Product, and subject to Section 2 of this Exhibit, will provide for shipment in accordance with reasonable delivery schedules and lead times as may be agreed upon from time to time by SRM and Cordis. In addition, if requested by Cordis, SRM will participate in Cordis’ Sales and Operations Planning Process (S&OP) to review SRM’s forecasts, orders, and market demand changes.

2.
ACCEPTANCE of ORDERS. All purchase orders shall be delivered by SRM to Cordis through the Cardinal Health Customer Service team, using any of the standard ordering channels. SRM shall place all purchase orders to Cordis a minimum of eight (8) weeks prior to the desired date of delivery. SRM shall place all purchase orders for Product in a Complete Lot. SRM shall place no more than one (1) purchase order each month. SRM agrees that Cordis may delivery quantities of Product in quantities +/-10% of the quantities set forth in the SRM purchase orders. SRM agrees that Cordis is not required to deliver Product in excess of one-hundred and fifty percent (150%) of the Updated Forecast for any month which is binding, providing that in total Cordis is not obligated to provide in excess of one hundred and twenty five percent (125%) of the Updated Forecast for any Binding Quarter. In the event Cordis is unable to accept a purchase order, Cordis will promptly notify SRM as to why it cannot accept such purchase order. In the event of any inconsistency between this Agreement and a purchase order, the terms of this Agreement shall control. For clarity, any additional or inconsistent terms in any purchase order, acknowledgment or other form are hereby excluded. “Complete Lot” shall mean a minimum quantity of [*****] of one Product code.

3.
CANCELLATION; RESCHEDULING of DELIVERY. SRM or its designees may cancel an outstanding purchase order by notifying Cordis in writing; provided that SRM is responsible for payment of the inventory as set forth in Section 11.6 of this Agreement. SRM may at any time reschedule the shipment date for any Products that have not been shipped to SRM, provided that SRM pays a reasonable restocking fee to be mutually agreed upon in writing associated with the storage of such Products.

4.
DELIVERY. All shipments shall be delivered to the carrier at Cordis’ distribution facility located in Texas or Mississippi (the “Distribution Center”) for delivery to the location specified by SRM in the purchase order. The carrier shall be selected by mutual agreement of SRM and Cordis, except that if no such agreement is reached in good faith, the carrier shall be the standard carrier used by the Cardinal Health Customer Service team for freight that is to be transported via truck. Each shipment of Products shall be insured for the benefit of SRM. Concurrent with the shipment of each order of Product, Cordis shall deliver to SRM a Router corresponding to such shipment in along with a Certificate of Conformity stating that the shipment complies with the Specification. Title and risk of loss shall transfer to SRM at the time Cordis delivers the Products to the carrier at the Distribution Center. SRM shall be invoiced for transportation costs from the Distribution Center to the location specified by SRM in the purchase order.

“Router” shall be limited to the following information; process flows, component traceability, inspection results (pass/ fail), quality assurance audit results (inspections made on the Product during manufacturing) (pass fail), label inspection results (pass/ fail), pyrogen testing results (pass/ fail), route sheet review (pass/ fail), sterilization flow, copy of the first and last label used in the lot, label reconciliation results, set-up parameters and testing results (equipment set-up, process parameters information and results of the testing performed to the Product during manufacturing).

5.
PACKAGING. Products will be packaged, labeled, sterilized, and released by Cordis to SRM in accordance with (i) the Specifications and (ii) Section 6.8 and Section 8.2 of the License Agreement. Products shalt be shipped to SRM in containers as agreed to by Cordis and SRM prior to the first shipment of Product. Each such container shall be individually labeled with a description of its contents, including the manufacturer name, manufacturer lot number, quantity of Products, use by date, and date of manufacture.

6.
RESPONSIBILITY. For clarity, Cordis is fully responsible for the storage, transportation and risk of loss of the Products (unfinished or finished) during their transit from the Facility to the carrier at the Distribution Center. The Parties acknowledge and agree that such delivery may include delivery to and from one or more intermediate third party sterilization, processing or storage facilities.

2.
Effect. Except as and to the extent amended by this Fourth Amendment, the Agreement shall remain in full force and effect in accordance with its terms. In the event of any conflict between the terms of the Agreement and this Fourth Amendment, the terms and conditions of this Fourth Amendment shall control.

3.	Counterparts. This Fourth Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.
IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the Fourth Amendment Effective Date.

CORDIS CORPORATION		SILK ROAD MEDICAL, INC.

By:	/s/ Stephen Davis	By:	/s/ Lucas Buchanan
Print:	Stephen Davis	Print:	Lucas Buchanan
Title:	Director Business Development	Title:	CFO
Date:	April 9, 2018	Date:	4/4/2018